Venture® Opportunity B Share

Variable Annuity Prospectus

PREVIOUSLY ISSUED CONTRACTS

April 29, 2013

This Prospectus describes interests in VENTURE® OPPORTUNITY B SHARE flexible Purchase Payment deferred Variable Annuity contracts (singly, a “Contract” and collectively, the “Contracts”) that were previously issued by John Hancock Life Insurance Company (U.S.A.) (“John Hancock USA”) in all jurisdictions except New York, or by John Hancock Life Insurance Company of New York (“John Hancock New York”) in New York. Unless otherwise specified, “we,” “us,” “our,” or a “Company” refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture® Opportunity B Share Variable Annuity Contract for the name of your issuing Company.

Variable Investment Options. You may allocate Contract Values or Additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we measure your Contract Value and Variable Annuity payments according to the investment performance of Variable Investment Options under the Contracts. We hold the assets for each Variable Investment Option in a corresponding Subaccount of John Hancock Life Insurance Company (U.S.A.) Separate Account H or, in the case of John Hancock New York, a corresponding Subaccount of John Hancock Life Insurance Company of New York Separate Account A (singly, a “Separate Account” and collectively, the “Separate Accounts”). Each Subaccount, in turn, invests in a Portfolio of the John Hancock Variable Insurance Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC (“JHIMS LLC”), an affiliate of ours, is the investment adviser to the John Hancock Variable Insurance Trust.

On the date of this Prospectus, each of the Subaccounts that we make available for the Contracts invests in one of the following Portfolios:

JOHN HANCOCK VARIABLE INSURANCE TRUST

500 Index Trust B1	Core Strategy Trust	Lifestyle Growth Trust
All Cap Value Trust	Franklin Templeton Founding Allocation Trust	Lifestyle Moderate Trust
American Asset Allocation Trust	Fundamental Holdings Trust	Mid Cap Index Trust
American Global Growth Trust[2]	Fundamental Value Trust	Mid Cap Stock Trust
American Growth Trust	Global Trust	Mid Value Trust
American Growth-Income Trust[3]	Global Bond Trust	Money Market Trust[5]
American International Trust	High Yield Trust[4]	Mutual Shares Trust
American New World Trust	International Core Trust	Small Cap Growth Trust
Bond Trust	International Small Company Trust	Small Cap Value Trust
Core Allocation Plus Trust	Investment Quality Bond Trust	Total Bond Market Trust B6
Core Fundamental Holdings Trust	International Value Trust	Total Return Trust
Core Global Diversification Trust	Lifestyle Balanced Trust	Ultra Short Term Bond Trust
	Lifestyle Conservative Trust	Value Trust

[1]	Successor to 500 Index Trust.
[2]	Successor to American Global Small Capitalization Trust.
[3]	Successor to American Blue Chip Income and Growth Trust.
[4]	Successor to American High-Income Bond Trust.
[5]	Subject to restrictions (see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”).
[6]	Successor to Total Bond Market Trust A.

0413:70399

Contracts are not deposits or obligations of, or insured, guaranteed or endorsed by, any bank, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. Please read this Prospectus carefully and keep it for future reference. It contains information about the Separate Accounts and the Variable Investment Options that you should know before investing. The Contracts have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). Neither the SEC nor any state has determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)		JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
John Hancock Annuities Service Center	Mailing Address	John Hancock Annuities Service Center	Mailing Address
27 DryDock Avenue, Suite 3	P.O. Box 55444	27 DryDock Avenue, Suite 3	P.O. Box 55445
Boston, MA 02210-2382	Boston, MA 02205-5444	Boston, MA 02210-2382	Boston, MA 02205-5445
(800) 344-1029	www.jhannuities.com	(800) 551-2078	www.jhannuitiesnewyork.com

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I. Glossary

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

Accumulation Period: The period between the issue date of the Contract and the Annuity Commencement Date.

Additional Purchase Payment: Any Purchase Payment made after the initial Purchase Payment.

Adjusted Benefit Base: A guaranteed minimum withdrawal benefit Rider’s Benefit Base immediately after we adjust it during a Contract Year to reflect the value of Additional Purchase Payments that we add to the Benefit Base. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Age 65 Contract Anniversary: The Contract Anniversary on, or next following, the date the Owner turns age 65.

Age 95 Contract Anniversary: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the Contract Anniversary on, or next following, the date the Covered Person turns age 95 (for Income Plus For Life® – Joint Life Series Riders, the older Covered Person).

Anniversary Value: A term used with our optional Annual Step-Up Death Benefit Rider that describes one of the values we use to determine the death benefit. See Appendix B: “Enhanced Death Benefit Rider.

Annuitant: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an Annuitant, the second person named is referred to as “co-Annuitant.” The Annuitant and co-Annuitant are referred to collectively as “Annuitant.” The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Annuities Service Center: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Annuities Service Center, 27 DryDock Avenue, Suite 3, Boston, MA 02210-2382.

Annuity Commencement Date: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date and, for John Hancock New York Contracts, at least one year after the Contract Date.

Annuity Option: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

Annuity Unit: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

Beneficiary: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

Benefit Base: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a value we use to determine a guaranteed amount under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Benefit Rate: A rate we use to determine a guaranteed withdrawal amount under a guaranteed minimum withdrawal benefit Rider.

Business Day: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

Code: The Internal Revenue Code of 1986, as amended.

Commuted Value: The present value of any remaining guaranteed annuity payments under your Contract, determined on the day we receive your written request for surrender. See “Full Surrenders During the Pay-out Period” in “V. Description of the Contract – Pay-Out Period Provisions.”

Company: John Hancock USA or John Hancock New York, as applicable.

Contingent Beneficiary: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application for a Contract, unless changed.

Contract: The Variable Annuity contract described in this Prospectus.

Contract Anniversary: The day in each calendar year after the Contract Date that is the same month and day as the Contract Date.

Contract Date: The date of issue of the Contract.

Contract Value: The total of the Investment Account values attributable to the Contract.

Contract Year: A period of twelve consecutive months beginning on the date the Contract was issued, or any anniversary of that date.

Covered Person(s): A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an individual (or individuals) whose lifetime(s) we use to determine the duration of any guaranteed lifetime income amounts under the Rider. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base that we may apply during one or more Credit Periods. The Credit may also be referred to as the “Bonus” or “Target Amount” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Period: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a period of time we use to measure the availability of Credits. Credit Periods may be referred to as “Bonus Periods” or the periods ending on a “Target Date” in the Rider you purchased. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Credit Rate: The rate we use to determine a Credit, if any, under a guaranteed minimum withdrawal benefit Rider.

DCA Fixed Investment Option: An Investment Option, held in the Company’s General Account, established to make automatic transfers over a pre-determined period to elected Variable Investment Options.

Excess Withdrawal: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe a withdrawal that exceeds certain limits under the Rider and which, during periods of declining investment performance and thereafter, may cause substantial reductions to or the loss of guaranteed minimum withdrawal benefits. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Financial Account Plan. A method of making periodic Additional Purchase Payments automatically through a bank account, brokerage account or other account you hold at a similar financial institution.

Fixed Annuity: An Annuity Option with payments for a set dollar amount that we guarantee.

General Account: All of a Company’s assets, other than assets in its Separate Account and any other separate accounts it may maintain.

Good Order: The standard that we apply when we determine whether an instruction is satisfactory. An instruction is considered in Good Order if it is received at our Annuities Service Center: (a) in a manner that is satisfactory to us such that it is sufficiently complete and clear that we do not need to exercise any discretion to follow such instruction and it complies with all relevant laws and regulations and Company requirements; (b) on specific forms, or by other means we then permit (such as via telephone or electronic submission); and/or (c) with any signatures and dates we may require. We will notify you if an instruction is not in Good Order.

Income Plus For Life® 2.08 Series Riders: Both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

Income Plus For Life® 5.09 Series Riders: Both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09.

Income Plus For Life® 5.10 Series Riders: Both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10.

Investment Account: An account we established for you which represents your interests in an Investment Option during the Accumulation Period.

Investment Options: The investment choices available to Contract Owners.

John Hancock New York: John Hancock Life Insurance Company of New York.

John Hancock USA: John Hancock Life Insurance Company (U.S.A.).

Lifetime Income Amount: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Lifetime Income Date: A term used with our guaranteed minimum withdrawal benefit Riders that generally describes the date on which we determine the Lifetime Income Amount. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Maturity Date: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.

Nonqualified Contract: A Contract which is not issued under a Qualified Plan.

Owner or Contract Owner (“you”): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of “you.” The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.

Pay-out Period: The period when we make annuity payments to you following the Annuity Commencement Date.

Payroll Plan: A method of making periodic Additional Purchase Payments through a payroll deduction plan.

Portfolio: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.

Prospectus: This prospectus that describes interests in the Contract.

Purchase Payment: An amount you pay to us for the benefits provided by the Contract.

Qualified Contract: A Contract issued under a Qualified Plan.

Qualified Plan: A retirement plan that receives favorable tax treatment under section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

Reset: A term used with a guaranteed minimum withdrawal benefit Rider that means a reduction of the Benefit Base if you take Excess Withdrawals.

Rider: An optional benefit that you may have elected for an additional charge.

Separate Account: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. Each Separate Account is a segregated asset account of a Company that is not commingled with the general assets and obligations of the Company.

Settlement Phase: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the period when your Contract Value is equal to zero and we automatically begin making payments to you under the Rider, subject to the conditions described in the Rider. During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base. Please refer to Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more details.

Step-Up Date: A term used with our optional guaranteed minimum withdrawal benefit Riders to describe the date on which we determine whether a Step-Up could occur.

Subaccount: A separate division of the applicable Separate Account.

Unliquidated Purchase Payments: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date.

Variable Annuity: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount; and (2) vary in relation to the investment experience of one or more specified Subaccounts.

Variable Investment Option: An Investment Option corresponding to a Subaccount of a Separate Account that invests in shares of a specific Portfolio.

Withdrawal Amount: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices and the Statement of Additional Information (“SAI”) for more detailed information.

We disclose all material features and benefits of the Contracts in this Prospectus. Insurance laws and regulations apply to us in every state in which our Contracts were sold. As a result, a Contract purchased in one state may have terms and conditions that vary from the terms and conditions of a Contract purchased in a different jurisdiction. We disclose all material variations in this Prospectus.

What kind of Contract is described in this Prospectus?

The Contract is a flexible Purchase Payment deferred Variable Annuity Contract between you and a Company. “Deferred” means payments by a Company begin on a future date under the Contract. “Variable” means amounts in the Contract may increase or decrease in value daily based upon your Contract’s Variable Investment Options. The Contract provides for the accumulation of these investment amounts and the payment of annuity benefits on a variable and/or fixed basis.

Who issued my Contract?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA issued the Contract in all jurisdictions except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.

What are some benefits of the Contract?

The Contract offers access to Variable Investment Options, tax-deferred treatment of earnings during the Accumulation Period, and the ability to receive annuity payments at a future date. We pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under “Death Benefit During Accumulation Period.”

We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Annuity Commencement Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in “V. Description of the Contract – Pay-out Period Provisions.”

In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. A Contract purchased for any Qualified Plan does not provide any additional tax deferred treatment of earnings beyond the treatment provided by the plan. Consequently, if you invest in a Contract for a Qualified Plan, you should do so only on the basis of other benefits offered by the Contract. These benefits may include lifetime income payments and protection through living and death benefits.

The Contract provides an optional death benefit called the “Annual Step-Up Death Benefit” and optional guaranteed minimum withdrawal (or “GMWB”) benefits called the “Income Plus For Life® Series Riders,” each for an additional fee. These optional benefits were available only at the time you purchased your Contract. We provide more information about these benefits under Appendix B: “Enhanced Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

How does the Contract work?

Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Net Purchase Payments are allocated to Investment Options. You may transfer among the Investment Options and take withdrawals. Later, beginning on the Annuity Commencement Date, thatCompany makes one or more annuity payments under the Contract for a period of time, known as the Pay-out Period. Your Contract Value during the Accumulation Period is variable, and the amounts of annuity payments during the Pay-out Period may be either variable or fixed, depending upon your choice.

Can I invest more money (i.e., make Additional Purchase Payments) in the Contract?

That depends. We accept Additional Purchase Payments for the Contracts only in a limited number of circumstances and you may be unable to make an Additional Purchase Payment.

Contracts with Guaranteed Minimum Withdrawal Benefit Riders. We impose restrictions on Additional Purchase Payments for Contracts issued with one of our guaranteed minimum withdrawal benefit Riders (see “V. Description of the Contract – Purchase Payments”).

Contracts without Guaranteed Minimum Withdrawal Benefit Riders. The minimum Additional Purchase Payment we will accept is $30 without our prior approval. You must obtain our prior approval if an Additional Purchase Payment to any Contract would cause the Contract Value to exceed $1 million, or if your Contract Value already exceeds $1 million. All Additional Purchase Payments must be in U.S. dollars and paid to our Annuities Service Center.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become age 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code.

Annuity Pay-Out Period. No Additional Purchase Payments may be made for any Contract during the Pay-out Period (see “V. Description of the Contract – Pay-out Period Provisions”).

What charges do I pay under the Contract?

Contracts with Contract Value under $50,000 have an annual Contract fee of $30. Your Contract’s asset-based charges compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a DCA Fixed Investment Option. We take the deduction proportionally from each of your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elected a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.

If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables. The Fee Tables also describe charges and expenses of underlying Portfolios.

What are my investment choices?

Variable Investment Options. You may invest in any of the available Variable Investment Options. Each Variable Investment Option is a Subaccount of a Separate Account that invests solely in a corresponding Portfolio. The Portfolio prospectuses contain full descriptions of the Portfolios. The amount you have invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct – see “III. Fee Tables”). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.

In selecting Variable Investment Options under a Contract, you should consider:

•

You bear the investment risk that your Contract Value will increase or decrease to reflect the results of your Contract’s investment in underlying Portfolios. We do not guarantee Contract Value in a Variable Investment Option or the investment performance of any Portfolio.

•

Although the Portfolio may invest directly in securities or indirectly, through other underlying portfolios, you will not have the ability to determine the investment decisions or strategies of the Portfolios.

Your Investment Option choices may be limited if you purchased a guaranteed minimum withdrawal benefit Rider. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

How can I change my investment choices?

Allocation of Purchase Payments. You designate how you would like your Purchase Payments to be allocated among the Variable Investment Options available under your Contract. You may change this investment allocation for future Purchase Payments at any time.

Transfers Among Investment Options. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in “V. Description of the Contract – Transfers among Investment Options.” During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in “V. Description of the Contract – Transfers During the Pay-out Period.”

The Variable Investment Options can be a target for abusive transfer activity. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict Owner-initiated transfers to two per calendar month per Contract, with certain exceptions described in more detail in “V. Description of the Contract – Transfers Among Investment Options.” We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under
Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

Transfers Between Annuity Options. During the Pay-out Period, you may not transfer from a Variable Annuity Option to a Fixed Annuity Option, or from a Fixed Annuity Option to a Variable Annuity Option (see “V. Description of the Contract – Transfers During the Pay-out Period”).

How do I access my money?

During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal (see “VI. Charges and Deductions – Withdrawal Charges”). Withdrawals from Contracts with an Income Plus For Life® (“IPFL”) Series Rider may affect the benefits under the Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). A withdrawal also may be subject to income tax and a 10% penalty tax.

What types of optional benefit Riders were available under the Contract?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, were not available for all versions of the Contract, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased.

We describe the following optional benefit Riders in the Appendices to this Prospectus:

Appendix B: Enhanced Death Benefit Rider

•	Annual Step-Up Death Benefit

You may have elected to purchase the optional Annual Step-Up Death Benefit Rider, if available in your state, whether or not you purchased a GMWB Rider. Under the Annual Step-Up Death Benefit Rider, we guarantee a minimum death benefit up to the earlier of the Annuity Commencement Date or the Maturity Date based on the Contract’s highest “Anniversary Value” that may be achieved up to the Contract Anniversary after you (or any Co-Owner) have turned age 75 (or upon your death or a Co-Owner’s death, if earlier). The Annual Step-Up Death Benefit was available only at Contract issue and cannot be revoked once elected. The Annual Step-Up Death Benefit Rider was not available, however, if you (or any co-Owner) age 75 at the time you purchased the Contract, or if your Contract was an IRA that you inherited from someone else (unless you were the spouse of the decedent and owned the IRA in your own name).

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08. We use the term “Income Plus For Life® (or “IPFL”) Series Riders” to refer to all six Riders.

If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Variable Investment Options we make available for these Riders (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”). We also reserve the right to impose additional restrictions on Investment Options at any time.

What are the tax consequences of owning a Contract?

In most cases, no income tax has to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

•	withdrawals (including surrenders and systematic withdrawals);

•	payment of any death benefit proceeds;

•	periodic payments under one of our annuity payment options;

•	certain ownership changes; and

•	any loan, assignment or pledge of the Contract as collateral.

How much you will be taxed on a distribution is based upon complex tax rules and depends on matters such as:

•	the type of the distribution;

•	when the distribution is made;

•	the nature of any Qualified Plan for which the Contract is being used; and

•	the circumstances under which the payments are made.

If your Contract was issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax deductible or excludible from income.

A 10% penalty tax applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59   1/2. Also, most Qualified Plans require that minimum distributions from a Contract commence and/or be completed within a certain period of time. This effectively limits the period of time during which you can continue to derive tax-deferral benefits from any tax-deductible or tax-deferred Purchase Payments you paid or on any earnings under the Contract.

A Contract purchased as an investment vehicle for a Qualified Plan, including an IRA, does not provide any tax-deferral benefits in addition to those provided by the Qualified Plan. The favorable tax-deferral benefits available for Qualified Plans that invest in annuity contracts are also generally available if the Qualified Plans purchase other types of investments, such as mutual funds, equities and debt instruments. However, the Contract offers features and benefits that other investments may not offer, including the Investment Options and protection through living guarantees, death benefits and other benefits. We provide additional information on taxes in “VII. Federal Tax Matters.” We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans.

Do I receive Transaction Confirmations?

We send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, you will be deemed to have ratified the transaction. If you have not already done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

III. Fee Tables

The following tables describe the fees and expenses applicable to buying, owning and surrendering a Venture® Opportunity B Share Contract. These fees and expenses are more completely described in this Prospectus under “VI. Charges and Deductions.” The items listed under “Total Annual Portfolio Operating Expenses” are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).

The following table describes the fees and expenses that you pay at the time that you pay into the Contract, surrender the Contract, or potentially when you transfer Contract Value between Investment Options. State premium taxes may also be deducted.

Contract Owner Transaction Expenses1

John Hancock USA

John Hancock New York

Withdrawal Charge[2]
(as percentage of Purchase Payments)
First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

Transfer Fee[3]
Maximum Fee	$25
Current Fee	$0

[1]	State premium taxes may also apply to your Contract, which currently range from 0.04% to 3.50% of each Purchase Payment (see “VI. Charges and Deductions – Premium Taxes”).
[2]

The charge is taken upon withdrawal or surrender on a first-in, first-out basis within the specified period of years measured from the date of each Purchase Payment. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown above. The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

[3]

This fee is not currently assessed against transfers. We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

The following table describes fees and expenses that you pay periodically during the time that you own the Contract. This table does not include annual Portfolio operating expenses.

Periodic Fees and Expenses other than Portfolio Expenses

John Hancock USA

John Hancock New York

Annual Contract Fee[1]	$30

Annual Separate Account Expenses[2]
(as a percentage of Contract Value in the Variable Investment Options)
Mortality and Expense Risks Fee[3]	1.20%
Administration Fee (asset based)	0.15%

Total Annual Separate Account Expenses[2]	1.35%
(With No Optional Riders Reflected)

Optional Benefits
Annual Step-Up Death Benefit Fee[2]	0.20%

Total Annual Separate Account Expenses[4]	1.55%
Guaranteed Minimum Withdrawal Benefit Rider Fee (maximum)[5]	1.20%

Total Fees and Expenses other than Portfolio Expenses[6]	2.75%

[1]	The $30 annual Contract fee will not be assessed prior to the Maturity Date if at the time of its assessment the Contract Value is greater than or equal to $50,000.
[2]	We deduct from each of the Subaccounts a daily charge at an annual effective percentage of the Contract Value in the Variable Investment Options.
[3]	This charge is assessed on all active Contracts, including Contracts continued by a Beneficiary upon the death of the Contract Owner.
[4]	Amount shown includes the Mortality and Expense Risks Fee and Administration Fee as well as the Annual Step-Up Death Benefit Fee, as applicable.
[5]

See the chart below for the current and maximum fees for each guaranteed minimum withdrawal benefit Rider. This fee is deducted from the Contract Value. This is an annual charge applied as a percentage of the Adjusted Benefit Base.

[6]

For the purpose of adding and comparing the charges shown in this table, the Adjusted Benefit Base is assumed to be equal to the value of Separate Account Value. When the Separate Account Value and the Adjusted Benefit Base are not equal, the GMWB Fee may be a higher or lower percentage of the Separate Account Value than the percentage shown. For more information on increases and reductions in the Benefit Base, see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Other Fees deducted from Contract Value
Guaranteed Minimum Withdrawal Benefit Riders (We deduct the fee, as applicable, on an annual basis from Contract Value.)

	Income Plus For Life® 2.08[1]	Income Plus For Life – Joint Life® 2.08[1]	Income Plus For Life® 5.09[1]	Income Plus For Life – Joint Life® 5.09[1]	Income Plus For Life® 5.10[1]	Income Plus For Life – Joint Life® 5.10[1]
Maximum Fee	1.20%	1.20%	1.20%	1.20%	1.20%	1.20%
Current Fee	0.60%	0.60%	0.90%	0.90%	1.00%	1.00%

[1]

The current charge for each of the IPFL Series Riders is a percentage of the Adjusted Benefit Base. For each Rider, we reserve the right to increase the charge to a maximum charge of 1.20% if the Benefit Base is stepped-up to equal the Contract Value.

The next table describes the minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time that you own the Contract. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus.

	Venture Opportunity B Share with IPFL 5.10 Series Rider		Venture Opportunity B Share without IPFL 5.10 Series Rider

Total Annual Portfolio Operating Expenses	Minimum	Maximum	Minimum	Maximum
(as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012)
Range of expenses that are deducted from Portfolio assets, including management fees, Rule 12b-1 fees, and other expenses	0.25%	0.81%	0.25%	1.28%

Examples

We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.

Example 1: Maximum Portfolio operating expenses – Contract with optional benefit Riders

The following example assumes that you invested $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and Rider fees, and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with any Income Plus For Life® Series Rider and Annual Step-Up Death Benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$929	$1,612	$2,321	$4,105
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$371	$1,139	$1,943	$4,105

Example 2: Minimum Portfolio operating expenses – Contract with no optional benefit Riders

The next example assumes that you invested $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

John Hancock USA & John Hancock New York Contract with no optional benefit Riders

	1 Year	3 Years	5 Years	10 Years
If you surrender the Contract at the end of the applicable time period:	$732	$995	$1,277	$1,956
If you annuitize, or do not surrender the Contract at the end of the applicable time period:	$168	$522	$899	$1,956

Portfolio Expenses

The following tables describe the operating expenses for each of the Portfolios, as a percentage of the Portfolio’s average net assets for the fiscal year ended December 31, 2012, except as stated below in the notes that follow the tables. More detail concerning each Portfolio’s fees and expenses is contained in the Portfolio’s prospectus and in the notes following the tables.

The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

500 Index B2

Series NAV	0.47%	0.00%	0.02%	—	0.49%	-0.24%[3]	0.25%

All Cap Value

Series I	0.77%	0.05%	0.04%	—	0.86%	0.00%	0.86%

American Asset Allocation[4]

Series III	0.29%	0.25%	0.04%	—	0.58%	0.00%	0.58%

American Global Growth[4]

Series III	0.53%	0.25%	0.08%	—	0.86%	0.00%	0.86%

American Growth[4]

Series III	0.33%	0.25%	0.04%	—	0.62%	0.00%	0.62%

American Growth-Income[4]

Series III	0.27%	0.25%	0.04%	—	0.56%	0.00%	0.56%

American International[4]

Series III	0.50%	0.25%	0.07%	—	0.82%	0.00%	0.82%

American New World[4]

Series III	0.74%	0.25%	0.13%	—	1.12%	0.00%	1.12%

Bond

Series I	0.57%	0.05%	0.03%	—	0.65%	0.00%	0.65%

Core Allocation Plus

Series I	0.91%	0.05%	0.09%	—	1.05%	0.00%	1.05%

Core Fundamental Holdings

Series III	0.05%	0.15%	0.04%	0.42%	0.66%	0.00%	0.66%

Core Global Diversification

Series III	0.05%	0.15%	0.04%	0.47%	0.71%	0.00%	0.71%

Core Strategy

Series I	0.05%	0.05%	0.03%	0.50%	0.63%	0.00%	0.63%

Franklin Templeton Founding Allocation

Series I	0.04%	0.05%	0.03%	0.91%	1.03%	0.00%	1.03%

Fundamental Holdings

Series III	0.04%	0.25%	0.03%	0.44%	0.76%	0.00%	0.76%

Fundamental Value

Series I	0.75%	0.05%	0.05%	—	0.85%	0.00%	0.85%

Global

Series I	0.81%	0.05%	0.10%	—	0.96%	-0.01%[5]	0.95%

Global Bond

Series I	0.70%	0.05%	0.11%[6]	—	0.82%	0.00%	0.82%

High Yield Trust

Series I	0.67%	0.05%	0.05%	—	0.77%	0.00%	0.77%

International Core

Series I	0.88%	0.05%	0.14%	—	1.07%	0.00%	1.07%

International Small Company

Series I	0.95%	0.05%	0.18%	—	1.18%	0.00%	1.18%

International Value

Series I	0.80%	0.05%	0.12%	—	0.97%	0.00%	0.97%

Investment Quality Bond

Series I	0.58%	0.05%	0.05%	—	0.68%	0.00%	0.68%

Lifestyle Balanced

Series I	0.04%	0.05%	0.02%	0.68%	0.79%	0.00%	0.79%

Lifestyle Conservative

Series I	0.04%	0.05%	0.02%	0.65%	0.76%	0.00%	0.76%

Lifestyle Growth

Series I	0.04%	0.05%	0.02%	0.70%	0.81%	0.00%	0.81%

Portfolio/Series	Management Fee	Distribution and Service (12b-1) Fees	Other Expenses	Acquired Portfolio Fees and Expenses[1]	Total Annual Operating Expenses	Contractual Expense Reimburse- ment	Net Operating Expenses

Lifestyle Moderate

Series I	0.04%	0.05%	0.02%	0.67%	0.78%	0.00%	0.78%

Mid Cap Index

Series I	0.47%	0.05%	0.02%	0.03%	0.01%	0.56%	-0.10%[7]

Mid Cap Stock

Series I	0.84%	0.05%	0.04%	—	0.93%	0.00%	0.93%

Mid Value

Series I	0.95%	0.05%	0.04%	0.02%	1.06%	0.00%	1.06%

Money Market

Series I	0.47%	0.05%	0.03%	—	0.55%	0.00%	0.55%

Mutual Shares

Series I	0.92%[8]	0.05%	0.06%	—	1.03%	0.00%	1.03%

Small Cap Growth

Series I	1.06%	0.05%	0.05%	—	1.16%	0.00%	1.16%

Small Cap Value

Series I	1.05%	0.05%	0.03%	0.15%	1.28%	0.00%	1.28%

Total Bond Market B

Series NAV	0.47%	0.00%	0.04%	—	0.51%	-0.26%[3]	0.25%

Total Return

Series I	0.68%	0.05%	0.05%	—	0.78%	0.00%	0.78%

Ultra Short Term Bond

Series I	0.55%	0.05%	0.10%	—	0.70%	0.00%	0.70%

Value

Series I	0.72%	0.05%	0.05%	0.01%	0.78%	0.00%	0.78%

[1]

“Acquired Portfolio Fees and Expenses” are based on the indirect net expenses associated with the Portfolio's investment in underlying portfolios and are included in “Total Annual Operating Expenses.” The Total Annual Operating Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the Portfolio prospectus, which does not include Acquired Portfolio Fees and Expenses.

[2]	For Portfolios and classes that have not commenced operations or have an inceptions date of less than six months as of December 31, 2012, expenses are estimated.
[3]

JHVIT sells shares of the Portfolio only to certain variable life insurance and variable annuity separate accounts of John Hancock USA and its affiliates. As reflected in the table, the Portfolio is subject to an expense cap pursuant to an agreement between JHVIT and the Adviser as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the Portfolio's annual operating expenses do not exceed its “Net Operating Expenses” as shown in the table above. A Portfolio's “Total Operating Expenses” includes all of its operating expenses including advisory and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, short dividends, Acquired Portfolio Fees and Expenses, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap will remain in effect until April 30, 2014 and will terminate after that date only if JHVIT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the separate accounts and other persons specified in the agreement.

[4]	The table reflects the combined fees of the feeder fund and the master fund.
[5]

The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time. “Other Expenses” includes an estimated 0.01% increase for administrative services provided by the American Funds Insurance Series' investment adviser and its affiliates.

[6]

“Other Expenses” reflect interest expense resulting from the Portfolio’s use of certain investments such as reverse repurchase agreements or sale-buybacks. Such expense is required to be treated as a Portfolio expense for accounting purposes. Any interest expense amount will vary based on the Portfolio’s use of those investments as an investment strategy best suited to seek the objective of the Portfolio. Had these expenses been excluded, “Other Expenses” would have been 0.09%. The Adviser has contractually limited other Portfolio level expenses to 0.05%. These expenses consist of operating expenses of the Portfolio, excluding advisory, 12b-1, short dividends, Acquired Portfolio Fees and Expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. The current expense limitation agreement expires on April 30, 2013 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[7]

The Adviser has contractually agreed to waive its management fee by 0.10% as a percentage of the Portfolio’s average annual net assets. The current expense limitation agreement expires on April 30, 2014 unless renewed by mutual agreement of the Portfolio and the Adviser based upon a determination that this is appropriate under the circumstances at that time.

[8]	The management fee has been restated to reflect contractual changes to the Advisory Agreement.

A Table of Accumulation Unit Values relating to the Contract is included in Appendix U to this Prospectus.

IV. General Information about Us, the Separate Accounts and the Portfolios

The Companies

Your Contract was issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as “The Manufacturers Life Insurance Company (U.S.A.),” is a stock life insurance company originally organized under the laws of Maine on August 20, 1955, by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

John Hancock New York, formerly known as “The Manufacturers Life Insurance Company of New York,” is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla, New York 10595. John Hancock New York also has an Annuities Service Center at 27 DryDock Avenue, Suite 3, Boston, Massachusetts 02210-2382.

The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation’s acquisition of John Hancock Financial Services, Inc.

The Company incurs obligations under the Contract to guarantee certain amounts, and investors must depend on the financial strength of the Company for satisfaction of the Company’s obligations such as the Lifetime Income Amount, the death benefit and any guaranteed amounts associated with our optional benefits Riders. Also, if you direct money into a DCA Fixed Investment Option that we may make available, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period. To the extent that the Company pays such amounts, the payments will come from the Company’s General Account assets. You should be aware that, unlike the Separate Accounts, the Company’s General Account is not segregated or insulated from the claims of the Company’s creditors. The General Account consists of securities and other investments that may decline in value during periods of adverse market conditions. The Company’s financial statements contained in the SAI include a further discussion of risks inherent within the Company’s General Account investments.

The Separate Accounts

You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio’s shares in a “Subaccount” (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account’s assets (including the Portfolio’s shares) belong to the Company that maintains that Separate Account.

For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H, a Separate Account under the laws of Michigan. For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A, a Separate Account under the laws of New York.

The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company’s other income, gains, or losses. Nevertheless, all obligations arising under a Company’s Contracts are general corporate obligations of that Company. Assets of a Separate Account may not be charged with liabilities arising out of any of the respective Company’s other business.

We reserve the right, subject to compliance with applicable law: to add other Subaccounts; to eliminate existing Subaccounts; to combine Subaccounts or transfer assets in one Subaccount to another Subaccount that we, or an affiliated company, may establish; or (in states where permitted) to restrict and/or prohibit additional allocations to a Subaccount. We will not eliminate existing Subaccounts or combine Subaccounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”) as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company’s Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.

The Portfolios

When you select a Variable Investment Option, we invest your money in a Subaccount of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Variable Insurance Trust.

The Portfolios in the Separate Account are NOT publicly traded mutual funds. The Portfolios are available to you only as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management

The Portfolios’ investment advisers and managers may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. The performance of any publicly traded mutual fund could differ substantially from that of any of the Portfolios held in our Separate Account.

In selecting the Portfolios that are available as Investment Options under the Contract or its optional benefit Riders, we may establish requirements that are intended, among other things, to mitigate market price and interest rate risk for compatibility with our obligations to pay guarantees and benefits under the Contract and its optional benefit Riders. We seek to make available Investment Options that use strategies that are intended to lower potential volatility, including, but not limited to, strategies that: encourage diversification in asset classes and style; combine equity exposure with exposure to fixed income securities; and that allow us to effectively and efficiently manage our exposure under the Contracts and optional benefit Riders. The requirements we impose are intended to protect us from loss. They may increase a Portfolio’s transaction costs, and may otherwise lower the performance and reduce the availability of Investment Options under the Contract and/or under optional benefit Riders.

The John Hancock Variable Insurance Trust is a so-called “series” type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC (“JHIMS LLC”) provides investment advisory services to the John Hancock Variable Insurance Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Variable Insurance Trust’s Portfolios (i.e., subadvisers). JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Variable Insurance Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Variable Insurance Trust (other than by reason of serving as subadviser to a Portfolio) (an “Affiliated Subadviser”) or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.

If shares of a Portfolio are no longer available for investment or if in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).

Portfolio Expenses

The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio’s average daily net assets for 2012, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you might earn on any Separate Account Investment Options.

The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolios attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio’s assets and paid for the services we or our affiliates provide to that Portfolio. Compensation payments may be made by a Portfolio’s investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the “American Fund Portfolios” of the John Hancock Variable Insurance Trust for the marketing support services it provides. None of these compensation payments, however, results in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.

Funds of Funds and Master-Feeder Funds

Each of the John Hancock Variable Insurance Trust’s Core Fundamental Holdings, Core Global Diversification, Core Strategy, Franklin Templeton Founding Allocation, Fundamental Holdings, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts (“JHVIT Funds of Funds”) is a “fund of funds” that invests in other underlying mutual funds. Expenses for a fund of funds may be higher than those for other Portfolios because a fund of funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying portfolios in which it invests. The prospectus for each of these JHVIT Funds of Funds contains a description of the underlying portfolios for that Portfolio, including expenses of the portfolios, associated investment risks, and deductions from and expenses paid out of the assets of the Portfolio. JHIMS LLC retains QS Investors, LLC to provide direct subadvisory consulting services in its management of the Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios.

Each of the John Hancock Variable Insurance Trust’s American Asset Allocation, American Global Growth, American Growth, American Growth-Income, American International and American New World Trusts (“JHVIT American Fund Portfolios”) invests in Class 1 shares of the corresponding investment portfolio of a “master” fund. The JHVIT American Fund Portfolios operate as “feeder funds,” which means that each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding master fund which in turn purchases investment securities. Each of the JHVIT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHVIT American Fund Portfolio totals 0.25% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHVIT American Fund Portfolios.

The John Hancock Variable Insurance Trust has adopted a policy to post holdings of each of these JHVIT Funds of Funds in other funds on a website within 30 days after each calendar quarter end and within 30 days after any material changes are made to the holdings of a JHVIT Fund of Funds. In addition, the ten largest holdings of each fund are posted to the website 30 days after each calendar quarter end. Please read the SAI for additional details about information posted to the website.

Portfolio Investment Objectives and Strategies

You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. You can obtain a copy of a Portfolio’s prospectus (including the prospectus for a master fund for any of the Portfolios that are operated as feeder funds), without charge, by contacting us at the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Variable Investment Option.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Capital Research and Management Company (Adviser to the Master Fund, American Funds Insurance Series)
American Asset Allocation Trust	Seeks to provide high total return (including income and capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Asset Allocation Fund, which invests in common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

American Global Growth Trust (successor to American Global Small Capitalization Trust)	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Global Growth Fund, which invests primarily in common stocks of companies located around the world that have potential for growth.

American Growth Trust	Seeks to provide growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth Fund, which invests primarily in common stocks of companies that offer superior opportunities for growth of capital.

American Growth-Income Trust (successor to American Blue Chip Income and Growth Trust)	Seeks to provide growth of capital and income. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

American International Trust	Seeks long-term growth of capital. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series International Fund, which invests primarily in common stocks of companies domiciled outside the U.S., including in emerging and developing countries, that have potential for growth.

American New World Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests all of its assets in Class 1 shares of the master fund, the American Funds Insurance Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with developing economies and/or markets that have potential of providing capital appreciation.

Davis Selected Advisers, L.P.
Fundamental Value Trust	Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of large-cap U.S. companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Declaration Management & Research LLC
Total Bond Market Trust B (successor to Total Bond Market Trust A )	Seeks to track the performance of the Barclays U.S. Aggregate Bond Index (which represents the U.S. investment grade bond market). To do this, the Portfolio invests at least 80% of its net assets in securities listed in the Barclays U.S. Aggregate Bond Index.

Dimensional Fund Advisors LP
International Small Company Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in securities of small cap companies in the particular markets in which the Portfolio invests. The Portfolio will primary invest in a broad and diverse group of equity securities of foreign small companies of developed markets, but may also hold equity securities of companies located in emerging markets.

Franklin Mutual Advisers, LLC
Mutual Shares Trust	Seeks capital appreciation, which may occasionally be short-term; income is a secondary objective. To do this, the Portfolio invests primarily in equity securities of companies of any nation where the market prices are believed to be less than their value.

Grantham, Mayo, Van Otterloo & Co. LLC
International Core Trust	Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in equity investments in companies from developed markets outside the U.S.

Invesco Advisers, Inc.
Value Trust	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC
Bond Trust	Seeks income and capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

Franklin Templeton Founding Allocation Trust	Seeks long-term growth of capital. To do this, the Portfolio invests primarily in three JHVIT Portfolios: Global Trust, Income Trust and Mutual Shares Trust. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC (cont.)
Ultra Short Term Bond Trust

Seeks a high level of current income consistent with the maintenance of liquidity and the preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in a diversified portfolio of domestic, investment grade debt securities.

Note: The Ultra Short Term Bond Portfolio is not a money market fund. Although the Portfolio seeks to preserve the principal value of your investment, the Portfolio’s value fluctuates, and it is possible to lose money by investing in this Investment Option.

John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
500 Index Trust B (successor to 500 Index Trust)	Seeks to approximate the aggregate total return of a broad-based U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P 500® Index[1] and securities that as a group will behave in a manner similar to the Index.

Mid Cap Index Trust	Seeks to approximate the aggregate total return of a mid-cap U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P Midcap 400® Index[1] and securities that as a group behave in a manner similar to the Index.

Money Market Trust

Seeks to obtain maximum current income consistent with preservation of principal and liquidity. To do this, the Portfolio invests in high quality, U.S. dollar denominated money market instruments.

Note: Although the Money Market Portfolio seeks to preserve the principal value of your investment, it is possible to lose money by investing in this Investment Option. For example, the Money Market Portfolio could lose money if a security purchased by the Portfolio is downgraded, and the Portfolio must sell the security at less than the original cost of the security. Also, the returns of the Money Market Subaccount in your Contract may become extremely low or possibly negative whenever the net income earned, if any, by the underlying Money Market Portfolio is not sufficient to offset the Contract’s expense deductions.

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited
Core Fundamental Holdings Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a substantial portion of its assets in Portfolios of the American Funds Insurance Series. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

John Hancock Asset Management a division of Manulife Asset Management (US) LLC and John Hancock Asset Management a division of Manulife Asset Management (North America) Limited (cont.)
Core Global Diversification Trust	Seeks long-term growth of capital. To do this, the Portfolio invests a significant portion of its assets, directly or indirectly through underlying Portfolios, in securities that are located outside the U.S. The Portfolio is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

Core Strategy Trust	Seeks long term growth of capital; current income is also a consideration. To do this, the Portfolio invests approximately 70% of its total assets in equity securities and portfolios which invest primarily in equity securities and approximately 30% of its total assets in fixed-income securities and portfolios which invest primarily in fixed income securities. The Portfolio is a fund-of-funds and is also authorized to invest in other underlying portfolios and investment companies.

Fundamental Holdings Trust	Seeks long term growth of capital. To do this, the Portfolio invests primarily in JHVIT Portfolios and portfolios of the American Funds Insurance Series. The Portfolio may invest in other funds, investment companies and other types of investments.

Lifestyle Balanced Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The Portfolio is a fund of funds and invests approximately 50% of its assets in Portfolios that invest primarily in equity securities, and approximately 50% in Portfolios which invest primarily in fixed-income securities.

Lifestyle Conservative Trust	Seeks a high level of current income with some consideration given to growth of capital. The Portfolio is a fund of funds and invests approximately 80% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 20% in Portfolios which invest primarily in equity securities.

Lifestyle Growth Trust	Seeks long-term growth of capital. Current income is also a consideration. The Portfolio is a fund of funds and invests approximately 70% of its assets in Portfolios which invest primarily in equity securities, and approximately 30% of its assets in Portfolios which invest primarily in fixed-income securities.

Lifestyle Moderate Trust	Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. The Portfolio is a fund of funds and invests approximately 60% of its assets in Portfolios which invest primarily in fixed-income securities, and approximately 40% of its assets in Portfolios which invest primarily in equity securities.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Lord, Abbett & Co. LLC
All Cap Value Trust	Seeks capital appreciation. To do this, the Portfolio invests at least 50% of its net assets in equity securities of large, seasoned U.S. and multinational companies that are believed to be undervalued. The Portfolio may invest the remainder of its assets in undervalued mid-sized and small company securities.

Pacific Investment Management Company LLC
Global Bond Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 80% of its net assets in fixed-income instruments that are economically tied to at least three countries (one of which may be the U.S.), which may be represented by futures contracts and options on such securities.

Total Return Trust	Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the Portfolio invests at least 65% of its net assets in a diversified portfolio of fixed-income instruments of varying maturities, which may be represented by forwards or derivatives.

T. Rowe Price Associates, Inc.
Mid Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in companies with market capitalizations that are within the S&P Midcap 400® Index[1] or the Russell Midcap® Value Index.[2]

Templeton Global Advisors Limited
Global Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests primarily in the equity securities of companies located throughout the world, including emerging markets.

Templeton Investment Counsel, LLC
International Value Trust[3]	Seeks long-term growth of capital. To do this, the Portfolio invests at least 85% of its net assets in foreign (non-U.S.) equity securities.

Wellington Management Company, LLP
Core Allocation Plus Trust	Seeks to provide total return, consisting of long-term capital appreciation and current income. To do this, the Portfolio invests in equity and fixed-income securities of issuers located within and outside the U.S.

Investment Quality Bond Trust	Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in bonds rated investment grade, focusing on corporate bonds and U.S. government bonds with intermediate to longer term maturities.

Mid Cap Stock Trust	Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital appreciation potential.

JOHN HANCOCK VARIABLE INSURANCE TRUST

We show the Portfolio’s investment adviser or subadviser (“manager”) in bold above the name of the Portfolio.

The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider

(see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”).

Wellington Management Company, LLP (cont.)
Small Cap Growth Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

Small Cap Value Trust	Seeks long-term capital appreciation. To do this, the Portfolio invests at least 80% of its net assets in small-cap companies that are believed to be undervalued.

Western Asset Management Company
High Yield Trust[4] (successor to American High-Income Bond Trust)	Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate bonds, preferred stocks and U.S. government and foreign securities.

[1]

“Standard & Poor’s,” “S&P 500,” and “S&P MidCap 400” are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the S&P 500® Index ranged from $1.8 billion to $414.5 billion, and as of February 28, 2013, the market capitalizations of companies included in the S&P MidCap 400® Index ranged from $322 million to $16.2 billion.

[2]

“Russell 3000,” “Russell 2000,” “Russell 1000” and “Russell Midcap Value” are trademarks of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 28, 2013, the market capitalizations of companies included in the Russell 3000® Index ranged from $less than $1 million to $414.5 billion, Russell 2000® Index ranged from less than $1 million to $6.1 billion, as of February 28, 2013, the market capitalizations of companies included in the Russell 1000® Value Index was $3.5 million, and as of February 28, 2013, the market capitalizations of companies included in the Russell Midcap® Value” Index ranged from $315 million to $42 billion.

[3]	The International Value Trust is sub-subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.
4	High Yield Trust is sub-advised by Western Asset Management Company Limited.

Voting Interest

We vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with timely voting instructions received from the persons having the voting interest under the Contract. We determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We arrange for voting materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. If there are shares of a Portfolio held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as the total votes for all of our registered separate accounts for which we have received timely instructions. We will vote all Portfolio shares that we hold directly in our General Account in the same proportion as the total votes for all our registered separate accounts and those of any of our affiliates for which we have received timely instructions. One effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.

During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio.

During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Subaccount in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress because the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments.

We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

V. Description of the Contract

Eligible Plans

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities (“IRAs”), pension and profit-sharing plans for corporations and sole proprietorships/partnerships (“H.R. 10” and “Keogh” plans), and state and local government deferred compensation plans (see “VII. Federal Tax Matters,” or you may request a copy of the SAI). We also designed the Contract so that it may be used with nonqualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee), and other individually owned nonqualified contracts, as may be eligible under applicable law.

You should consult with a qualified tax advisor for more information if you are considering a conversion of your Qualified Contract to a Roth account. You should also consider that:

•

the Contracts are not designed to hold both Roth and non-Roth accounts; we do not separately account for any part of any Purchase Payments, Contract Value or any Annuity Payments as attributable to both a Roth account and a non-Roth account, even if permitted in your Qualified Plan, and that you or your plan administrator will be responsible for any tax related accounting required by such a split;

•

any transfer of Contract Value from a Contract used to fund a non-Roth account to a Roth account permitted in your Qualified Plan (or from a Contract used to fund a Roth account to a non-Roth account) may incur withdrawal charges; and

•	the Contract was not designed to fund a commingled account for multiple participants in a Qualified Plan.

Eligibility Restrictions – Section 403(b) Plans. For information regarding Contracts issued for use in an existing retirement plan intended to qualify under section 403(b) of the Code (a “Section 403(b) Plan” or a “403(b) Plan”), please see “VII. Federal Tax Matters,” or you may request a copy of the Statement of Additional Information from the Annuities Service Center.

Please see “VII. Federal Tax Matters – General Information Regarding Qualified Contracts” for additional information about the use of the Contract in connection with Qualified Plans.

Accumulation Period Provisions

Purchase Payments

Restrictions on Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, after the first Contract Anniversary following the Rider Date.

•	(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, if your total Additional Purchase Payments would exceed $100,000.

Additional Purchase Payments for Nonqualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment if your GMWB Rider is in the Settlement Phase.

Restrictions on Additional Purchase Payments for Qualified Contracts (Including IRAs) with a Guaranteed Minimum Withdrawal Benefit Rider. Under our current administrative rules:

•	You may not make an Additional Purchase Payment, without our prior approval, at any time after the Age 65 Contract Anniversary on a Qualified Contract with a GMWB Rider.

•

(Contracts issued in New Jersey or Oregon) You may not make an Additional Purchase Payment, without our prior approval, after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary if your total Additional Purchase Payments after the first Contract Anniversary would exceed $100,000.

Additional Purchase Payments for Qualified Contracts with a Guaranteed Minimum Withdrawal Benefit Rider are also subject to the following:

•

You may not make an Additional Purchase Payment, without our prior approval, if your Contract Value exceeds $1 million at the time of payment or if your Contract Value is less than $1 million and the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment after the oldest Covered Person becomes age 81 or if your GMWB Rider is in the Settlement Phase.

Additional Purchase Payments for Contracts Issued With or Without a Guaranteed Minimum Withdrawal Benefit Rider. Additional Purchase Payments must be at least $30. All Additional Purchase Payments must be in U.S. dollars. We may provide for periodic Additional Purchase Payments to be automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or deducted from your paycheck (“Payroll Plan”) on a periodic basis. If an Additional Purchase Payment would cause your contract values in this Contract plus any other variable annuity contracts with the same Owner or Annuitant, issued by us or our affiliates (your “total contract values”), to exceed $1 million, or if your total contract values already exceed $1 million, you must obtain our prior approval in order to make the Purchase Payment.

Additional Purchase Payments made through Financial Account Plans and Payroll Plans. Under our current administrative rules, you may request us to accept periodic Additional Purchase Payments under the terms of a Contract issued without a GMWB Rider that are automatically paid or transferred from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”). Under our current administrative rules, we will continue to accept periodic Additional Purchase Payments for a Contract with a GMWB Rider when made in connection with a Financial Account Plan or Payroll Plan if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your GMWB Rider is not in the Settlement Phase.

For Qualified Contracts with a GMWB Rider, you may not make an Additional Purchase Payment under a Financial Account Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Please contact the Annuities Service Center to see if you are eligible to begin a Financial Account Plan or Payroll Plan.

Contracts Issued for Use With Tax-Qualified Retirement Plans. If we issued your Contract for use as an IRA, Additional Purchase Payments that we permit you to make must be in the form of a “rollover contribution” for the year you become 70 1/2 and for each subsequent year. Other restrictions may apply for Contracts issued for use in a retirement plan intended to qualify under section 403(b) of the Code. We are not responsible for determining if the payment is a “rollover contribution,” and you should consult with a qualified tax advisor for additional information.

Initial Purchase Payments. We no longer issue the Contracts and do not accept initial Purchase Payments for new Contracts. We provide information regarding initial Purchase Payment requirements for the Contracts in the SAI.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. We will mail notice to you at your last known address if we intend to cancel a Contract, where permitted by state law, at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, in order to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Additional Purchase Payment (if not otherwise restricted) to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the period from one Business Day to the next (the “valuation period”) during which the cancellation occurs. The amount paid is treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see “VII. Federal Tax Matters”).

Allocation of Purchase Payments. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Restrictions on the Money Market Investment Option. You will not be permitted to make new investments in the Money Market Investment Option unless all or a portion of your Contract Value was allocated to the Money Market Investment Option on April 26, 2013. If so, you may continue to make new investments through Additional Purchase Payments (if not otherwise restricted) to that Option. However, transfers of amounts from other Investment Options are not permitted, and you can no longer invest in the Money Market Investment Option if at any time thereafter you fail to maintain a minimum balance in that Option (please refer to “V. Description of the Contract – Transfers You May Make Among Investment Options”).

Modification of Additional Purchase Payment Requirements. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. This may include, but is not limited to, circumstances where:

•	you obtain our prior approval to make Additional Purchase Payments for Contracts with or without GMWB Riders; or

•	we impose additional restrictions on, or eliminate, your ability to make any Additional Purchase Payments through Financial Account Plans and/or Payroll Plans.

If permitted by state law, we may cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, if both:

•	the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

•	the Contract Value at the end of such two-year period is less than $2,000.

You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in “Telephone and Electronic Transactions” in this section, below).

Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of “accumulation units” to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Contract’s Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.

We usually credit an approved Additional Purchase Payment received by mail or wire transfer that we accept on the Business Day on which it is received in Good Order at our Annuities Service Center. We will promptly return any amount that we do not accept as an Additional Purchase Payment or that is otherwise not in Good Order.

We deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.

Value of Accumulation Units

The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options holding Contract assets. We arbitrarily set the value of an accumulation unit for each Subaccount on the first Business Day the Subaccount was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the “net investment factor” for that Subaccount (described below) for the Business Day on which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.

We use a Portfolio share’s net asset value at the end of a Business Day to determine the accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:

•	your Purchase Payment transaction is complete before the close of daytime trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day; or

•	we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading on the New York Stock Exchange for that Business Day.

Automated Transactions. Automated transactions include transfers under Dollar Cost Averaging and the Asset Rebalancing program, pre-scheduled withdrawals or Purchase Payments, Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, transactions scheduled to occur on your Contract Anniversary, and annuity payments. Automated transactions are processed and valued as of the date they are scheduled, unless the scheduled day is not a Business Day. In that case, the transaction is processed and valued on the next Business Day unless, with respect to Required Minimum Distributions, substantially equal periodic payments under section 72(t) or 72(q) of the Code, and annuity payments only, the next Business Day falls in the subsequent calendar year, in which case the transaction is processed and valued on the prior Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Subaccount over a valuation period. The net investment factor may be greater than, less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Subaccount for any valuation period by dividing (i) by (ii) and subtracting (iii) from the result, where:

(i)	is the net asset value per share of a Portfolio share held in the Subaccount determined at the end of the current valuation period, plus any dividends and distributions received per share during the current valuation period;

(ii)	is the net asset value per share of a Portfolio share held in the Subaccount determined as of the end of the immediately preceding valuation period; and

(iii)	is a factor representing the charges deducted from the Subaccount on a daily basis for Annual Separate Account Expenses.

Transfers You May Make Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options, subject to the frequent trading restrictions set forth below.

You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the Internet (see “Telephone and Electronic Transactions,” below). We cancel accumulation units from the Investment Account from which you transfer amounts and we credit accumulation units to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. We reserve the right to require your transfers to be at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.

Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but we reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Frequent Transfer Restrictions. Investment options in variable annuity and variable life insurance products can be a target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option because such activity may expose a variable investment option’s underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager’s ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers you make to two per calendar month per Contract, with certain exceptions, and have established procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day as a single transfer. We do not count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program; (b) transfers made within a prescribed period before and after a substitution of underlying Portfolios; and (c) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described below in “Pay-out Period Provisions – Transfers During the Pay-out Period”). Under each Separate Account’s policy and procedures, a Contract Owner may transfer Contract Value to the Ultra Short Term Bond Investment Option even if the Contract Owner reaches the two-transfers-per-month limit, as long as 100% of the Contract Value in all Variable Investment Options is transferred to the Ultra Short Term Bond Investment Option. If such a transfer to the Ultra Short Term Bond Investment Option is made, for a 30-day period after such transfer a Contract Owner may not make any subsequent transfers from the Ultra Short Term Bond Investment Option to another Variable Investment Option. We apply each Separate Account’s policy and procedures uniformly to all Contract Owners.

We reserve the right to take other actions to restrict trading, including, but not limited to:

•	restricting the number of transfers made during a defined period;

•	restricting the dollar amount of transfers;

•	restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

•	restricting transfers into and out of certain Subaccount(s).

In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see “Withdrawals” in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).

In addition to the transfer restrictions that we impose, the John Hancock Variable Insurance Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short-term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We provide tax identification numbers and other Contract Owner transaction information to John Hancock Variable Insurance Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

Telephone and Electronic Transactions

We permit you to request transfers by telephone. You can also apply to request withdrawals by telephone. We additionally encourage you to access information about your Contract, request transfers and perform some transactions electronically through the Internet. If you have not done so, we encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and to maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone by sending us instructions in a form acceptable to us. If you register for electronic delivery, we keep your personal information confidential and secure, and we do not share this information with outside marketing agencies.

We are not liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we record all conversations with you. When someone contacts us by telephone and follows our procedures, we assume that you are authorizing us to act upon those instructions. For electronic transactions through the Internet, you need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

•	any loss or theft of your password; or

•	any unauthorized use of your password.

We may be liable for any losses due to unauthorized or fraudulent instructions only where we fail to employ our procedures properly.

All transaction instructions we receive by telephone or electronically will be followed by either a hardcopy or electronic delivery of a transaction confirmation. Transaction instructions we receive by telephone or electronically before the close of any Business Day are usually effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.

We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum Withdrawal Amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

Special Transfer Services – Dollar Cost Averaging

We administer a Dollar Cost Averaging (“DCA”) program. If you enter into a DCA agreement, you may elect, at no cost, to automatically transfer on a monthly basis a predetermined dollar amount from any Variable Investment Option or, if available, from a DCA Fixed Investment Option we permit for this purpose (the “DCA Source Investment Option”), to other Variable Investment

Options (the “Destination Investment Options”) until the amount in the DCA Source Investment Option is exhausted. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

You may make Additional Purchase Payments (if not otherwise restricted) while you are enrolled in a DCA program. If you do not provide us with express written allocation instructions for these Additional Purchase Payments, no amount will be allocated into your DCA Source Investment Option. Instead, they will be allocated among the Destination Investment Options according to the allocation you selected upon enrollment in the DCA program.

The DCA program allows investments to be made in equal installments over time in an effort to reduce the risk posed by market fluctuations. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Subaccount when the unit value is low, and less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. In addition, the DCA program does not protect you from market fluctuations in your DCA Source Investment Option. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. You may elect out of the DCA program at any time. There is no charge for participation in the DCA program.

You should consult with your financial advisor to assist you in determining whether the DCA program is suited for your financial needs and investment risk tolerance.

Special Transfer Services – Asset Rebalancing Program

We administer an Asset Rebalancing program which enables you to specify the allocation percentage levels you would like to maintain in particular Investment Options. We automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Investment Options. (DCA Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.

We permit Asset Rebalancing only on the following time schedules:

•	quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

•	semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

•	annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You should consult with your financial advisor to assist you in determining whether the Asset Rebalancing program is suited for your financial needs and investment risk tolerance, and in determining appropriate percentages for each Investment Option you select.

Withdrawals

During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under “Telephone and Electronic Transactions.” For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant’s spouse under the Code. See the SAI for further information regarding the impact of taking withdrawals from Contracts issued in connection with Section 403(b) Plans. In the case of a total withdrawal, we pay the Contract Value as of the date of receipt of the request, complete with all necessary information, at our Annuities Service Center, minus any applicable withdrawal charge, Rider charge, administrative fee, or tax. We then cancel the Contract. In the case of a partial withdrawal, we pay the amount requested, reduced by any applicable withdrawal charge, Rider charge, administrative fee, or amount withheld for taxes, and cancel accumulation units credited to each Investment Account equal in value to the Withdrawal Amount from that Investment Account.

When making a withdrawal, you may specify the Investment Options from which the withdrawal is to be made. The Withdrawal Amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a withdrawal is to be taken, we take the withdrawal proportionally from all of your Variable Investment Options.

There is no limit on the frequency of withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we generally treat the withdrawal as a withdrawal of the entire amount held in the Investment Option. If the Withdrawal Amount would reduce the Contract Value to less than $1,000 or the remaining withdrawal charge, if greater, we generally treat the withdrawal as a total withdrawal of the Contract Value. We currently enforce these Contract minimum restrictions only for Venture® Opportunity variable annuity Contracts that do not have a guaranteed minimum withdrawal benefit Rider if the withdrawal is not an Excess Withdrawal. We reserve the right to enforce these restrictions for other Contracts in the future.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you want to use a part of your Contract Value to purchase an immediate annuity contract, you must make a withdrawal request, which will be subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

When we receive a withdrawal request in Good Order at our Annuities Service Center, we will pay the amount of the withdrawal from the Variable Investment Options promptly, and in any event within seven days of our receipt of the request. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

•	the New York Stock Exchange is closed (other than customary weekend and holiday closings);

•	trading on the New York Stock Exchange is restricted;

•

an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts’ net assets;

•	pursuant to SEC rules, the Money Market Subaccount suspends payment of redemption proceeds in connection with a liquidation of the underlying Portfolio; or

•	the SEC, by order, so permits for the protection of security holders.

Applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

Impact of Divorce. We do not issue new Contracts or optional benefit Riders. Accordingly, in the event that you and your spouse become divorced after you purchase a Contract, we will treat any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional guaranteed minimum withdrawal benefit Rider, your guarantee may be reduced.

Tax Considerations. Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. Withdrawals are permitted from Contracts issued in connection with Section 403(b) Plans only under limited circumstances (see “VII. Federal Tax Matters — Other Qualified Plans”).

Signature Guarantee Requirements for Surrenders and Withdrawals

(Not applicable to Contracts issued in New Jersey)

We may require that you provide a signature guarantee on a surrender or withdrawal request in the following circumstances:

•	you have no signed application on file with us; or

•	you are requesting that we mail the amount withdrawn to an alternate address; or

•	you have changed your address within 30 days of the withdrawal or surrender request; or

•	you are requesting a withdrawal or surrender in the amount of $250,000 or greater.

We must receive the original signature guarantee on your withdrawal or surrender request. We do not accept copies or faxes of a signature guarantee. You may obtain a signature guarantee at most banks, financial institutions or credit unions. A notarized signature is not the same as a signature guarantee and does not satisfy this requirement. There may be circumstances, of which we are not presently aware, in which we would not impose a signature guarantee on a surrender or withdrawal as described above.

Special Withdrawal Services – The Systematic Withdrawal Program

We administer a Systematic Withdrawal Program (“SWP”), which permits you to pre-authorize a periodic exercise of the Contractual withdrawal rights described above. After entering into a SWP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of SWP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an SWP withdrawal). If additional withdrawals, outside the SWP program, are taken from a Contract in the same Contract Year in which an SWP program is in effect, SWP withdrawals after the withdrawal charge-free Withdrawal Amount has been exceeded are subject to a withdrawal charge. The SWP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. We reserve the right to suspend your ability to make Additional Purchase Payments while you are enrolled in SWP. SWP withdrawals, like other withdrawals, may be subject to income tax and a 10% penalty tax. If you are interested in SWP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in the Systematic Withdrawal Program.

Special Withdrawal Services – The Income Made Easy Program

Our Income Made Easy Program provides you with an automatic way to access guaranteed withdrawal amounts if you purchased a Contract with a guaranteed minimum withdrawal benefit Rider. There is no charge for participation in this program. Please read “Pre-authorized Withdrawals – The Income Made Easy Program” in Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Guaranteed Minimum Withdrawal Benefits

Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a general description of the Income Plus For Life® Series optional benefit Riders that may provide guaranteed minimum withdrawal benefits under the Contract you purchased. Under these optional benefit Riders, we guarantee that you may withdraw a percentage of your investment each year, even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Credit (also referred to as a “Bonus”) if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or “step up” the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before the Annuity Commencement Date.

Amount of Death Benefit. The death benefit payable under the Contract will be the greater of:

•	the Contract Value; or

•	the “Guaranteed Minimum Death Benefit,” i.e., the sum of all Purchase Payments made, less any amounts deducted in connection with withdrawals.

The death benefit is reduced in connection with withdrawals on a pro rata basis by an amount equal to (i) multiplied by (ii) where:

(i)	is equal to the death benefit prior to the withdrawal; and

(ii)	is equal to the amount of the withdrawal divided by the Contract Value prior to the withdrawal.

If you die during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider, however, the death benefit will be the amount, if any, then payable under that Rider. Please see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information.

Payment of Death Benefit. The determination of the death benefit will be made on the date we receive written notice and “proof of death” as well as all required claims forms in Good Order from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

•	a certified copy of a death certificate; or

•	a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof satisfactory to us.

Distribution of Death Benefit. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., Nonqualified Contracts. Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see “VII. Federal Tax Matters — Other Qualified Plans”).

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit to the extent permitted by the Code and by Treasury Department regulations.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances for which payment of withdrawals may be postponed (see “Withdrawals” above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit may choose to receive the funds either in a single check or wire transfer or in a John Hancock Safe Access Account (“JHSAA”). Similar to a checking account, the JHSAA provides the Beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. Any interest paid may be taxable. The Beneficiary can obtain the remaining death benefit proceeds in a single sum at any time by cashing one check for the entire amount. The Beneficiary may draw a check on the JHSAA that is payable to himself/herself as well as to other persons or parties. Note, however, that a JHSAA is not a true checking account, but is solely a means of distributing the Contract’s death benefit. The Beneficiary can make only withdrawals, and not deposits. The JHSAA is part of our General Account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our General Account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.

If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken in a lump sum, the Contract continues, subject to the following:

•	The Beneficiary becomes the Owner.

•

We allocate any excess of the death benefit over the Contract Value to the Owner’s Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner’s death.

•	No Additional Purchase Payments may be made (even if the Beneficiary is a surviving spouse).

•	We waive withdrawal charges for all future distributions.

•

If the deceased Owner’s Beneficiary is a surviving spouse who falls within the definition of “spouse” under the federal Defense of Marriage Act (see “Other Contract Provisions – Spouse” below), he or she may continue the Contract as the new Owner without triggering adverse federal tax consequences. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner’s death as a Purchase Payment to the Contract. In addition, all Purchase Payments made and all amounts deducted in connection with withdrawals prior to the date of the first Owner’s death will be excluded from consideration in the determination of the spouse’s death benefit.

•

If the Beneficiary is not the deceased Owner’s spouse (as defined by the federal Defense of Marriage Act), distribution of the Owner’s entire interest in the Contract must be made within five years of the Owner’s death, or alternatively, an individual Beneficiary may take distributions as an annuity, under one of the Annuity Options described below, which begins within one year after the Owner’s death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see “Annuity Options” below). Note: we continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”). If distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary’s portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.

•

Alternatively, if the Contract is not a Qualified Contract, an individual Beneficiary may take distribution of the Owner’s entire interest in the Contract as a series of withdrawals over the Beneficiary’s life expectancy, beginning one year after the Owner’s death. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary’s life expectancy.

We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a “Purchase Payment” made on that date for any subsequent calculations of the death benefit prior to the Annuity Commencement Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner’s spouse. (See “Other Contract Provisions – Spouse” below for additional information concerning how the federal Defense of Marriage Act may affect spousal transfers of ownership.)

A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.

Please see Appendix B: “Enhanced Death Benefit Rider” for a discussion of benefits available to Beneficiaries under the optional Annual Step-Up Death Benefit Rider.

Pay-out Period Provisions

General

Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract’s Maturity Date (the “Annuity Commencement Date” is the first day of the Pay-out Period). The Maturity Date is the date shown on your Contract’s specifications page, unless we have approved a change. For John Hancock USA Contracts, there is no Contractual limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date was specified, the Maturity Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary (“Default Maturity Date”). You may request a different Maturity Date (including a date later than the Default Maturity Date) at any time, by written request or by telephone at the number listed on page ii of this Prospectus, at least one month before both the current and new Maturity Dates. You may also be able to change your Maturity Date on our website, www.jhannuities.com, if:

•	you are registered on the website and you are under age 98, and

•	your Contract is active, and not owned by a custodian or continued by a surviving spouse or Beneficiary.

Under our current administrative procedures, the new Maturity Date may not be later than the Default Maturity Date unless we consent otherwise.

We will deny our consent to a later Annuity Commencement Date based upon any current or future legal restrictions imposed by state laws and regulations, by regulatory authorities or by the Internal Revenue Code and the IRS. Currently, for Nonqualified Contracts, the IRS has not provided guidance with respect to a maximum date on which annuity payments must start. In the event that any future rulings, regulations, or other pronouncements by the IRS provide us with guidance, we may need to restrict your ability to change to an Annuity Commencement Date under a Nonqualified Contract which occurs when the Annuitant is at an advanced age (i.e., past age 90). You should consult with a qualified tax advisor for information about potential adverse tax consequences for such Annuity Commencement Dates. For Qualified Contracts, distributions may be required before the Annuity Commencement Date (see “VII. Federal Tax Matters – Qualified Contracts – Required Minimum Distributions”).

Notice of Maturity Date. We will send you one or more notices at least 30 days before your scheduled Maturity Date and request that you verify information we currently have on file. If you do not choose an Annuity Option, do not make a total withdrawal of the Surrender Value, or do not ask us to change the Maturity Date to a later date, we provide as a default an Annuity Option in the form of a life annuity with monthly payments guaranteed for ten years, as described below. The Annuity Commencement Date will be the Maturity Date. However, if the Contract Value on the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant.

For Contracts offered through authorized representatives of certain selling firms, you cannot change either the Maturity Date or the Annuity Commencement Date to a date beyond the 95th birthday of the oldest Annuitant if the Contract is either:

•	a Nonqualified Contract, or

•	a Qualified Contract, unless the selling firm or an affiliate of the selling firm sponsors the Qualified Plan or serves as a custodian to the Qualified Plan.

Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. At any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. A Beneficiary may also elect to apply the Death Benefit to an Annuity Option. We apply your entire Contract Value or the Beneficiary’s entire portion of the Death Benefit proceeds to the Annuity Option(s) selected. We determine annuity payments based on the Investment Account Value of each Investment Option at the Annuity Commencement Date. You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value in one lump sum to the Annuitant on the Annuity Commencement Date. We deduct a pro rata portion of the administration fee from each annuity payment.

United States Treasury regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts.

Once annuity payments commence:

•	you are no longer permitted to make any withdrawals under the Contract;

•	you are no longer permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

•	we may not change the Annuity Option or the form of settlement; and

•	your Guaranteed Minimum Death Benefit terminates.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity – An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant might receive as few as one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity – An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant might receive as few as one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years – An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

Additional Annuity Options. When you annuitize, we may offer one or more Annuity Options in addition to the ones we are contractually obligated to make available.

Additional Annuity Options for Contracts with a Guaranteed Minimum Withdrawal Benefit Rider. We make one or more additional Annuity Options available if you purchased a Contract with one of our Income Plus For Life® Series Riders. If you purchased a Contract with an IPFL Series Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are available only for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.

GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL Series Riders. For the IPFL – Joint Life Series Riders, this Annuity Option is available only if one Covered Person (see Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders”), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a lifetime with cash refund annuity.

GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund – This Annuity Option is available if you purchased a Contract with one of the IPFL – Joint Life Series Riders and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetimes of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:

•	the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the IPFL – Joint Life Series Rider that you purchased with your Contract; or

•	the annual amount that your Contract Value provides on a guaranteed basis under a joint life with cash refund annuity.

Full Surrenders During the Pay-out Period. You may surrender your Contract after the Pay-out Period has begun only if, after you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments (“Commuted Value”) of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:

•

multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” below for a description of an Annuity Unit);

•	assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

•	calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.

Partial Surrenders During the Pay-out Period. We permit partial surrenders after the Pay-out Period has begun only if, after you annuitized, we offered and you selected a variable pay-out under a period certain only Annuity Option for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender.

If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see “Annuity Units and the Determination of Subsequent Variable Annuity Payments” in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a × {1 – ((b ÷ c) ÷ d)}, where:

a	equals the number of Annuity Units used to determine future payments before the commutation;

b	equals the dollar amount requested to be paid out as part of the commutation;

c	equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and

d	equals the Annuity Unit value on the day the commutation is executed.

For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, c equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 × {1 – (($20,000 ÷ 3412.08) ÷ $12.50)} = 212.43 units a year for 10 years.

Once annuity payments begin under an Annuity Option, you will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider.

Fixed Annuity Options. Upon death (subject to the distribution of death benefits provisions; see “Death Benefit During Accumulation Period”), withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate annuity factor table in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. If you request to use a part of your Contract Value to purchase an immediate annuity contract, we will treat the request as a withdrawal request, subject to any applicable withdrawal charge. Such a withdrawal may also have tax consequences.

Determination of Amount of the First Variable Annuity Payment

We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity factor tables contained in the Contract. If the table we are currently using is more favorable to you, we will substitute that table. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.

The rates contained in the annuity tables vary with the Annuitant’s sex and age and the Annuity Option selected. However, we do not use sex distinct tables for Contracts issued in connection with certain employer sponsored retirement plans, with Contracts issued to residents of Massachusetts or with Contracts issued in Montana. The longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We base Variable Annuity payments after the first one on the investment performance of the Subaccounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the annuity payment from each Subaccount by the Annuity Unit value of that Subaccount (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Subaccount is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Subaccount are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made).

We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the “net investment factor” for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see “Value of Accumulation Units” and “Net Investment Factor” under “V. Description of the Contract”). The value of an Annuity Unit for each Subaccount for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Subaccount for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.

We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 3.83%.

Transfers During the Pay-out Period

Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Subaccount to another. You must submit your transfer request to our Annuities Service Center at least 30 days before the due date of the first annuity payment to which your transfer will apply. We make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Subaccount to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Subaccount selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make to four per Contract Year. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.

Death Benefit During the Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected and the Annuitant dies during the Pay-out Period, we make the remaining guaranteed payments to the Beneficiary. We make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant’s death. If no Beneficiary is living, we commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.

We do not make any payments to a Beneficiary, however, if the last surviving Covered Person dies while we are making payments under an Annuity Option providing only for payments for life, or payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for additional information.

Other Contract Provisions

Initial Inspection Period

Your Contract contains a “free look” provision that describes a right to review and cancel the Contract during an initial inspection period in order to receive a refund. The initial inspection period generally is 10 days from the date of delivery of a Contract, but may be for a longer period as required under applicable state insurance laws and regulations. The free look provision also describes where to return a Contract for cancellation, and the amount of the refund. In some instances, the provision could also describe the way we invested your initial Purchase Payment during the inspection period.

The Contracts described in this Prospectus are no longer offered and, as of the date of this Prospectus, the free look provision for your Contract should have expired and not be in effect.

Ownership

Prior to the Maturity Date, the Contract Owner is the person(s) designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary becomes the Contract Owner.

You must make any requests to change ownership in writing and we must receive such written change at the Annuities Service Center. We reserve the right to approve or disapprove any change.

Before requesting a change of ownership or making an assignment of your Contract, you should consider:

•

A change of ownership may be treated as a distribution from the Contract and subject to tax. We consider a collateral assignment to be a distribution from the Contract, and we will report any taxable amounts as may be required.

•

A change of ownership may result in termination of a minimum withdrawal benefit guarantee. (If you purchased a GMWB Rider, you can get more information from Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”)

•

An addition of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value as of the date of the change of ownership, and treat that amount as a “Purchase Payment” made on the same date for purposes of computing further adjustments to the amount of the death benefit.

•	A substitution of any Contract Owner may result in a reduction of the death benefit. We may reset the death benefit to an amount equal to the Contract Value.

•	A change of ownership (or collateral assignment) is subject to the rights of any irrevocable Beneficiary.

•	You may not change ownership or make a collateral assignment after the earlier of the Maturity Date or the Annuity Commencement Date.

•

Contracts issued to a Qualified Plan may be subject to restrictions on transferability. For example, Qualified Contracts generally may not be transferred except by the trustee of an exempt employees’ trust which is part of a retirement plan qualified under section 401 of the Code or as otherwise permitted by applicable Treasury Department regulations. You may not be able to sell, assign, transfer, discount or pledge (as collateral for a loan or as security for the performance of an obligation, or for any other purpose) a Qualified Contract to any person other than us.

We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted. We assume no responsibility for the validity or sufficiency of any assignment. An absolute assignment or ownership change will revoke the interest of any revocable Beneficiary.

Annuitant

The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an “Annuitant,” the second person named shall be referred to as “co-Annuitant.” The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.

On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.

If any Annuitant is changed and any Contract Owner is not a natural person, we normally distribute the entire interest in the Contract to the Contract Owner within five years. We reduce the amount distributed by charges that would otherwise apply upon withdrawal.

Beneficiary

The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we effect such change as of the date on which it was written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, any designated Contingent Beneficiary becomes the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of Beneficiaries.

Spouse

Federal Definition of Spouse. Any federal tax provisions related to status as a “spouse” are governed by the federal Defense of Marriage Act (“DOMA”), which does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. Please consult with your own qualified tax advisor for information on how federal tax rules may affect Contracts where civil union or same-sex marriage partners, either singularly or jointly own the Contract, or are designated Annuitant(s), Beneficiary(ies) and/or Covered Person(s).

State Variations. Some states require that civil union and same-sex marriage partners receive the same contractual benefits as spouses who fall within the DOMA definition. To see a table of states with such a requirement, you may request an SAI from the Annuities Service Center. You should consult with a qualified financial advisor for additional information on your state’s regulations regarding civil unions and same-sex marriages.

Modification

We may not modify your Contract or certificate without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Code Section 72(s)

In order for our Nonqualified Contracts (i.e., Contracts not purchased to fund an IRA or other Qualified Plan) to be treated as annuities under the Code, we will interpret the provisions of the Contract so as to comply with the requirements of section 72(s) of the Code, which prescribes certain required provisions governing distributions after the death of the Owner.

Misstatement and Proof of Age, Sex or Survival

We normally require proof of age, sex (where permitted by state law) or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant’s correct age and sex. If we have made incorrect annuity or benefit payments under the Contract, we will either pay the amount of any underpayment immediately or we will deduct the amount of any overpayment from future annuity or benefit payments.

Loans

Loans are not available under the Contract.

VI. Charges and Deductions

We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or withdrawal or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the optional benefits fees, see Appendix B: “Enhance Death Benefit Rider” and Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders.”

Withdrawal Charges

If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal charge on Purchase Payments that have been in the Contract less than 7 complete Contract Years. We do not assess a withdrawal charge with respect to: (i) earnings accumulated in the Contract; (ii) any withdrawal guaranteed under a Rider attached to the Contract; (iii) certain other “free Withdrawal Amounts” described below; (iv) Purchase Payments that have been in the Contract more than 7 complete Contract Years; (v) payment of the Death Benefit; or (vi) Required Minimum Distributions with respect to the Contract. In no event will the total withdrawal charges exceed 6.00% of the amount invested.

We first allocate a withdrawal to a “free Withdrawal Amount” and second to “unliquidated Purchase Payments” (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:

•	10% of total Purchase Payments (less all prior withdrawals in that Contract Year); and

•	the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).

Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess is allocated to Purchase Payments which are liquidated on a first-in first-out basis. On any withdrawal request, we liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until the total Withdrawal Amount has been liquidated.

Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free Withdrawal Amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

John Hancock USA & John Hancock NY Withdrawal Charge* (as percentage of Purchase Payments)

First Year	6.00%
Second Year	6.00%
Third Year	5.00%
Fourth Year	5.00%
Fifth Year	4.00%
Sixth Year	3.00%
Seventh Year	2.00%
Thereafter	0%

*	The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any withdrawal charge, any applicable Contract fees, any applicable Rider fees and any taxes from the Contract Value. In the case of a request for a net withdrawal from specific Investment Accounts, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.

There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.

Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: “Examples of Calculation of Withdrawal Charges.”

Waiver of Applicable Withdrawal Charge – Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

•	the Owner has been confined to an “Eligible Nursing Home” for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

•	the confinement began at least one year after the Contract Date;

•	confinement was prescribed by a “Physician”;

•	both the Owner and the Annuitant are alive as of the date we pay such total withdrawal; and

•	the request for a total withdrawal and “Due Proof of Confinement” are received by us, in good order, no later than 90 days after discharge.

An “Eligible Nursing Home” is a licensed “Long Term Care Facility” or “Hospital” providing medically necessary inpatient care that is prescribed in writing by a licensed “Physician” and is based on physical limitations which requires daily living in an institutional setting. A “Long Term Care Facility” is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it is located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A “Hospital” is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A “Physician” is a person other than you, the Annuitant(s) or a member of your or the Annuitant’s families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.

“Due Proof of Confinement” is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.

The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59  1/2 may be subject to a 10% penalty (see “VII. Federal Tax Matters”).

Annual Contract Fee

We deduct each year an annual Contract fee of $30 as partial compensation for the cost of providing all administrative services attributable to the Contracts and the operations of the Separate Accounts and the Company in connection with the Contracts. However, if prior to the Maturity Date (or Annuity Commencement Date if earlier) the Contract Value is equal to or greater than $50,000 at the time of the fee’s assessment, we will waive the annual Contract fee. During the Accumulation Period, this administration fee is deducted on the last day of each Contract Year. It is withdrawn from each Investment Option in the same proportion that the value of such Investment Option bears to the Contract Value. If the entire Contract Value is withdrawn on a day other than the last day of any Contract Year, the $30 Contract fee will be deducted from the amount paid. During the Pay-out Period, the fee is deducted on a pro rata basis from each annuity payment. We will waive this fee if the Contract Value to effect the annuity is greater than or equal to $50,000.

Asset-Based Charges

We deduct asset-based charges daily to compensate us primarily for our administrative expenses, and for the mortality and expense risks we assume under the Contracts.

Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct from each of the Subaccounts a daily charge at an annual effective rate of 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge is reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that the amount of the administration fees will not increase as a result.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see “V. Description of the Contract – Accumulation Period Provisions – Death Benefit During Accumulation Period”). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Subaccounts a daily charge at an annual effective rate of 1.20% of the value of the Variable Investment Options. The rate of the mortality and expense risks charge cannot be increased. The charge was established to continue for the duration of the Contractual obligations consistent with pooling of risks, the persistency of certain risks, and the unpredictability of the time and nature of their occurrence. The charge is assessed on all active Contracts, including Contracts continued by a spousal Beneficiary upon the death of the Contract Owner or continued under any Annuity Option payable on a variable basis. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. In cases where no death proceeds are payable (e.g., for Contracts continued by a non-spousal Beneficiary upon the death of the Owner), or under the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, we continue to assess the Contractual mortality and expense risks charge, although we bear only the expense risk and not any mortality risk.

Reduction or Elimination of Charges and Deductions

(John Hancock USA Contracts only; not available in New York)

We may have reduced or eliminated the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We determine entitlement to such a reduction in the charges or deductions in the following manner:

•

We consider the size and type of group to which sales are to be made. Generally, per-Contract sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

•	We consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

•

We consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

•

We consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

•

We consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

•	There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we provide a reduction in the charges or deductions. In no event do we permit reduction or elimination of the charges or deductions where that reduction or elimination would be unfairly discriminatory to any person. We reserve the right to modify, suspend or terminate any reductions or waivers of charges at any time. For further information, contact your financial advisor.

Premium Taxes

We make deductions for any applicable premium or similar taxes. Currently, certain local jurisdictions assess a tax of up to 3.50% of each Purchase Payment.

In most cases, and subject to applicable state law, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage by the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.

Premium Tax Rates[1]
State	Qualified Contracts	Nonqualified Contracts
CA	0.50%	2.35%
ME2	0.00%	2.00%
NV	0.00%	3.50%
SD2	0.00%	1.25%[3]
TX4	0.04%	0.04%
WV	1.00%	1.00%
WY	0.00%	1.00%

[1]	Based on the state of residence at the time the tax is assessed.
[2]	We pay premium tax upon receipt of Purchase Payment.
[3]	0.80% on Purchase Payments in excess of $500,000.
[4]	Referred to as a “maintenance fee.”

VII. Federal Tax Matters

Introduction

The following discussion of the federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The federal income tax treatment of a Contract is quite complex, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, Treasury Department regulations, and Internal Revenue Service (“IRS”) rulings and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department and judicial decisions.

This discussion does not address state or local tax consequences associated with a Contract. This discussion also does not address the potential tax and withholding rules that might apply to a Contract held by, or distribution paid to, any foreign person, including any foreign financial institution, other entity or individual. Please consult with your tax advisor if there is a possibility that a Contract might be held by, or payable to, a foreign person. In addition, we make no guarantee regarding any tax treatment – federal, state, or local – of any Contract or of any transaction involving a Contract.

Our Tax Status

We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our “policyholder reserves.” We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract Owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract Owners.

The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future. (Please note that this discussion applies to federal income tax but not to any state or local taxes.)

Special Considerations for Optional Benefits

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, a 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such.

If the Contract you purchased is not intended for use with a tax-qualified retirement plan or as an IRA (a “Nonqualified Contract”):

•	Any withdrawal you take ordinarily is taxable as ordinary income to the extent of any gain in the Contract at the time of the withdrawal.

•

Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the “Settlement Phase” of an optional GMWB Rider, using the Contract Value. See Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for a description of the GMWB Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.

•

Any annuity payments that you receive under an Annuity Option, including Annuity Options that are available only when you elect a GMWB Rider, will be taxed in the manner described in “Taxation of Annuity Payments” below.

If the Contract you purchased is intended for use with a tax-qualified retirement plan or as an IRA (a “Qualified Contract”):

•	Please see “Roth IRAs – Conversions and Rollovers to Roth IRAs” below for additional information on the tax impact of optional benefit Riders on a conversion to a Roth IRA.

•

The amount of any required minimum distributions may be increased under the requirements of federal tax rules if your Contract has an optional death benefit or other optional benefit Rider. See “General Information Regarding Qualified Contracts” below.

You should consult a qualified tax advisor for information on any optional benefit Rider.

General Information Regarding Nonqualified Contracts

(Contracts Not Purchased to Fund an IRA or Other Qualified Plan)

Tax Deferral During Accumulation Period

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under section 72 of the Code. This means that, ordinarily, federal income tax on any gains in your Contract will be deferred until we actually make a distribution to you or you assign or pledge an interest in your Contract.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company, trust, or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person. This exception does not apply in the case of any employer which is the nominal owner of an annuity contract under a nonqualified deferred compensation arrangement for its employees.

In addition to the foregoing, if the Contract’s Maturity Date occurs, or is scheduled to occur, at a time when the Annuitant is at an advanced age, such as over age 95, it is possible that the Owner will be taxed currently on the annual increase in the Contract Value.

The remainder of this discussion assumes that the Contract will constitute an annuity for federal tax purposes.

Aggregation of Contracts

In certain circumstances, the IRS may determine the portion of an annuity payment or a withdrawal from a contract that is includible in income by combining some or all of the annuity contracts owned by an individual which are not issued in connection with a Qualified Plan.

For example, if you purchase two or more deferred annuity contracts from the same insurance company (or its affiliates) during any calendar year, all such contracts will be treated as one contract for purposes of determining whether any payment not received as an annuity (including withdrawals prior to the Maturity Date) is includible in income. Thus, if during a calendar year you bought two or more of the Contracts offered by this Prospectus (which might be done, for example, in order to purchase different guarantees and/or benefits under different contracts), all of such Contracts would be treated as one Contract in determining whether withdrawals from any of such Contracts are includible in income. The IRS may also require aggregation in other circumstances and you should consult a qualified tax advisor if you own or intend to purchase more than one annuity contract.

The effects of such aggregation are not always clear and depend on the circumstances. However, aggregation could affect the amount of a withdrawal that is taxable and the amount that might be subject to the 10% penalty tax described below.

Exchanges of Annuity Contracts

We may have issued the Contract in exchange for all or part of another annuity contract that you owned. Such an exchange would be tax free if certain requirements were satisfied. If you satisfied these requirements, your investment in the Contract immediately after the exchange is generally the same as that of the annuity contract you exchanged, increased by any Additional Purchase Payment you made as part of the exchange. Your investment in the Contract may be more or less than, or the same as the Contract Value immediately after the exchange. If your Contract Value exceeds your investment in the Contract, that excess represents gain in the Contract. You have to include that gain in your gross income if you subsequently take a withdrawal or distribution from the Contract (e.g., as a partial surrender, full surrender, annuity payment, or death benefit), or are deemed to receive a distribution (e.g., through a collateral assignment) from the Contract.

In Revenue Procedure 2011-38, the IRS amended the tax rules applicable to the partial exchange of an annuity contract for another annuity contract, effective for partial exchanges that occur after October 23, 2011. If you exchange part of an existing contract after that date, and within 180 days of the exchange you receive a payment (e.g., you make a withdrawal) from either contract, all or a portion of the amount received could be includible in your income and also subject to a 10% penalty tax. The IRS has announced that it will apply general tax principles to determine the consequences of receiving such a payment. For example, the IRS could treat the payment as taxable only to the extent of the gain in the particular contract from which the payment was received. Alternatively, the IRS could determine that the payment was an integrated part of the exchange. In that case, the payment would be taxable to the extent of all the gain accumulated in the original Contract at the time of the partial exchange, regardless of whether the payment came from the original Contract or from the contract received in the exchange. Application of general tax principles is dependent on the facts and circumstances of each case. However, amounts received as an annuity during the 180-day period are not subject to the new rules, provided that the annuity payments will be made for a period of at least 10 years or for a life or joint lives.

EXAMPLE: An annuity Contract had $100,000 of Contract Value, of which $56,000 was gain and $44,000 was the Owner’s investment in the Contract, or “cost basis.” After October 23, 2011, the Owner did a partial exchange of 25% of the Contract Value for a new annuity contract. Of the $25,000 transferred to the new contract, $14,000 represents gain and $11,000 represents cost basis transferred from the original Contract. Two months after the partial exchange, the Owner takes a withdrawal from the new contract in the amount of $17,000. If the IRS treats the withdrawal as a distribution from the new contract, only $14,000 will be taxable as a distribution of income ($25,000 of contract value – $11,000 of cost basis in the new contract). If instead the IRS determines that the withdrawal is part of the exchange, the entire $17,000 is taxable as income because there was $56,000 of gain in the original Contract at the time of the exchange.

You should consult with your own qualified tax advisor in connection with an exchange of all or part of a Contract for another annuity contract, especially if you make a withdrawal from either contract after the exchange. The date a partial exchange occurs will be a factor in determining the tax treatment of subsequent withdrawals and other distributions from either contract.

Loss of Interest Deduction Where Contracts are Held by or for the Benefit of Certain Non-Natural Persons

In the case of Contracts issued after June 8, 1997 to a non-natural taxpayer (such as a corporation or a trust), or held for the benefit of such an entity, a portion of otherwise deductible interest may not be deductible by the entity, regardless of whether the interest relates to debt used to purchase or carry the Contract. However, this interest deduction disallowance does not affect Contracts where the income on such Contracts is treated as ordinary income that is received or accrued by the Owner during the taxable year. Entities that have purchased the Contract, or entities that will be Beneficiaries under the Contract, should consult a qualified tax advisor.

Taxation of Annuity Payments

When we make payments under a Nonqualified Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of Variable Annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant’s life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under Treasury Department regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to income tax.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant’s last tax return or, if there is a Beneficiary entitled to receive further payments, will be distributed to the Beneficiary as described more fully below under “Taxation of Death Benefit Proceeds.”

Effective January 1, 2011, section 72(a)(2) of the Code permits partial annuitization of an annuity contract and specifies that the cost basis, or investment in the contract, be allocated pro rata between the portion of the contract being annuitized and the portion of the contract remaining deferred. We do not permit you to apply any amount less than your entire Contract Value to the Annuity Options available under your Contract. Accordingly, any portion of your Contract that you withdraw to be annuitized will be reported to the IRS as a taxable distribution unless you transfer it into another contract (issued by John Hancock or by another company) in a partial exchange conforming to the rules of section 1035 of the Code and Rev. Proc. 2011-38. Any such withdrawal, whether carried out as a tax-deferred partial exchange or as a taxable withdrawal, will be subject to withdrawal charges.

Surrenders, Withdrawals, Transfers and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if you or your Beneficiary do not select an extended payment option for a death benefit payment.

When you take a withdrawal from a Contract before the Maturity Date (or Annuity Commencement Date, if earlier), including a payment under a systematic withdrawal plan or guaranteed minimum withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. If a withdrawal exceeds the gain in your Contract, the excess amount is a tax-free return of your investment in the Contract. If you have recovered your entire investment in the Contract,. any additional withdrawals based upon a Rider guarantee will be subject to income tax. If you assign or pledge any part of your Contract Value, the value so pledged or assigned is taxed the same as an actual withdrawal.

For purposes of determining the amount of taxable income resulting from a single sum payment or a withdrawal, all nonqualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.

When an individual Owner transfers ownership of a Contract without receiving full and adequate consideration, the transfer is taxed like a surrender. The transferor must include in gross income the amount by which the cash surrender value exceeds any investment in the Contract. The amount included in income may also be subject to a penalty tax for premature withdrawals as explained below. The new Owner’s investment in the Contract is increased by the amount included in the transferor’s gross income as a result of the transfer. These tax issues may apply, for example, in situations where the Owner and the Annuitant are not the same person and are not married to each other. A qualified tax advisor should be consulted in those situations. However, these tax rules do not apply to a transfer between spouses or a transfer to a former spouse incident to a divorce under Code section 1041.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent of gain in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

•	if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

•	if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

•	if distributed as a series of withdrawals over the Beneficiary’s life expectancy, they are taxable to the extent there is gain in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary’s income as follows:

•	if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

•

if distributed in accordance with an existing Annuity Option other than a Period Certain Only Annuity Option, they are fully excludible from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income; or

•

if distributed in accordance with an existing Period Certain Only Annuity Option, the payments are taxed the same as the annuity payments made before death. A portion of each annuity payment is includible in income and the remainder is excluded from income as a return of the investment in the Contract.

Penalty Tax on Premature Distributions

There is a 10% penalty tax on the taxable portion of any payment from a Nonqualified Contract. Exceptions to this penalty tax include distributions:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	attributable to the Contract Owner becoming disabled (as defined in the tax law);

•	made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

•

made as a series of substantially equal periodic payments for the life (or life expectancy) of the Contract Owner or for the joint lives (or joint life expectancies) of the Contract Owner and a designated individual Beneficiary;*

•	made under a single-premium immediate annuity contract; or

•	made with respect to certain annuities issued in connection with structured settlement agreements.

*

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments (Life Expectancy Distribution) and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59  1/2 and the passage of five years after the date of the first payment.

Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have “investment control” over the underlying assets.

In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner’s gross income. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the “extent to which Policyholders may direct their investments to particular subaccounts of a separate account without being treated as owners of the underlying assets.” As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner’s ability to allocate funds among as many as twenty subaccounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which the IRS determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Value than was the case in those rulings, it is possible that you would be treated as the owner of your Contract’s proportionate share of the assets of the Separate Account.

We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract’s proportionate share of the assets of the Separate Account, but we are under no obligation to do so.

Medicare Tax on Unearned Income

The Health Care and Education Reconciliation Act of 2010 (the “Act”) contains provisions for a new Medicare tax to be imposed at a maximum rate of 3.8% in taxable years beginning after December 31, 2012. Also referred to as the Net Investment Income tax, the tax is imposed on an amount equal to the lesser of (a) “net investment income” or (b) the excess of the taxpayer’s modified adjusted gross income over a specified income threshold ($250,000 for married couples filing jointly, $125,000 for married couples filing separately, and $200,000 for everyone else). “Net investment income,” for these purposes, includes the excess (if any) of gross income from annuities, interest, dividends, royalties and rents, and certain net gain, over allowable deductions, as such terms are defined in the Act or as may be defined in future Treasury Regulations or IRS guidance. The term “net investment income” does not include any distribution from a plan or arrangement described in Code sections 401(a), 403(a), 403(b), 408 (i.e., IRAs), 408A (i.e., Roth IRAs) or 457(b).

You should consult a qualified tax advisor for further information about the impact of the Act on your individual circumstances.

Puerto Rico Nonqualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan (“Nonqualified Contract”) are generally treated as a nontaxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Nonqualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax on premature distributions from a Nonqualified Contract. The Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.

Annuitized distributions under a Nonqualified Contract are treated as part taxable income and part non-taxable return of principal. With annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Nonqualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant’s life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income from Nonqualified Contracts. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.

General Information Regarding Qualified Contracts

(Contracts Purchased to Fund an IRA or Other Qualified Plan)

Numerous special tax rules apply to the participants in certain types of retirement plans that receive favorable treatment under the Code (“Qualified Plans”), and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in this Prospectus and in the SAI, but make no attempt to provide more than general information in this Prospectus and the SAI about use of the Contracts with the various types of Qualified Plans. We have discontinued making new Contracts available to any Qualified Plan.

When we issue a Contract in connection with a Qualified Plan (“Qualified Contract”), we will amend the Contract as necessary to conform to the requirements of the Code. We have no responsibility, however, for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. Your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.

You should consult a qualified tax advisor for specific information about the impact of tax rules and plan requirements on your particular facts and circumstances.

Additional Purchase Payments to Qualified Contracts

You may make Additional Purchase Payments to a Qualified Contract, subject to our requirements and limitations for Additional Purchase Payments (see “V. Description of the Contract – Purchase Payments” for information on our Additional Purchase Payment requirements and limitations):

•	as a transfer from a traditional IRA to a Contract issued as a traditional IRA;

•

as a direct or indirect rollover of a distribution from a retirement plan qualified under sections 401(a), 403(a) or 403(b) of the Code or a governmental deferred compensation plan described in section 457 of the Code to a Contract issued either as a traditional IRA or as a Roth IRA; or

•	by making annual contributions to the extent permitted under the Code.

We use the term “direct rollover distributions” to refer to amounts that a Qualified Plan remits directly to us as an Additional Purchase Payment. We use the term “indirect rollover distributions” to refer to amounts that you may receive from a Qualified Plan, and then remit to us as an Additional Purchase Payment. The Code permits an indirect rollover distribution to be tax-deferred if it is contributed to an IRA within 60 days of receipt.

Distribution Requirements

The Code imposes requirements on Qualified Plans to comply with minimum distribution requirements. We provide general information, below, on minimum distribution requirements for traditional IRAs, Roth IRAs and certain other Qualified Plans.

Traditional IRAs

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (“IRA”) or traditional IRA (to distinguish it from the Roth IRA discussed below). Contracts issued as traditional IRAs are subject to limits on the amounts that may be contributed, the persons who may be eligible and the time when distributions may commence. Under the tax rules, the Owner and the Annuitant may not be different individuals. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. The Contract does not qualify for use in connection with an Education IRA under section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the Required Minimum Distribution (“RMD”) rules.

Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a traditional IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as an inherited IRA or a Roth IRA.

Contributions to a Traditional IRA

Eligible rollover distributions from certain types of qualified retirement plans may be rolled over on a tax-deferred basis into a traditional IRA by former participants in the plans. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

If you are the surviving spouse and “designated beneficiary” (as defined in the tax law) of a participant in a tax-qualified retirement account, you may make a direct rollover contribution as an Additional Purchase Payment to a Contract issued as a traditional IRA to the extent permitted. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

Distributions from a Traditional IRA

In general, unless you rolled over non-deductible contributions from any other Qualified Plan or made non-deductible contributions to your Contract, all amounts paid out from a traditional IRA Contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. You may incur an additional 10% penalty tax if you surrender the Contract or make a withdrawal before you reach age 59 1/2, unless certain exceptions apply as specified in section 72(t) of the Code. If any part of your direct rollover from a tax-qualified retirement plan includes after-tax contributions to the plan, or if you have made any non-deductible contributions to a Contract issued as a traditional IRA, part of any withdrawal or surrender distribution, single sum, death proceeds or annuity payment from the Contract may be excluded from taxable income when received.

A Beneficiary who is not your spouse may make a direct transfer to an inherited IRA of the amount otherwise distributable to him or her under a Contract issued as a traditional IRA.

Required Minimum Distributions from a Traditional IRA

Treasury Department regulations prescribe RMD rules governing the time at which distributions from a traditional IRA to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to a Beneficiary or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a lifetime income benefit feature may affect the amount of the RMD that must be made under the Contract. Failure to comply with RMD requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner turns age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner’s age, the value of the Contract (taking into account both the account balance and the actuarial present value of other benefits provided under the Contract), and the value of all other traditional IRAs owned by the taxpayer.

Distributions made from traditional IRAs (and Roth IRAs) after the Owner’s death must also comply with RMD requirements. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiary or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your own qualified tax advisor.

If you make a direct transfer from a traditional IRA to any other traditional IRA, the minimum distribution requirements (and taxes on the distributions) apply to amounts withdrawn from the other traditional IRA.

Penalty Tax on Premature Distributions from a Traditional IRA

A 10% penalty tax may be imposed on the taxable amount of any payment from a traditional IRA. The penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated beneficiary.

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

In addition, the penalty tax does not apply to certain distributions from IRAs that are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your own qualified tax advisor.

If you rollover a Contract issued as a traditional IRA to a Roth IRA by surrendering the Contract and purchasing a Roth IRA, you may be subject to federal income taxes, including withholding taxes. Please read “Conversion or Rollover to a Roth IRA,” below, for more information.

Roth IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as traditional IRAs, but they differ in certain significant ways with respect to the taxation of contributions and distributions.

Contributions to a Roth IRA

Unlike a traditional IRA, contributions to a Roth IRA are not deductible. As with a traditional IRA, eligible rollover distributions from certain types of qualified retirement plans may be directly rolled over into a Roth IRA by former participants in the plan. For these purposes, eligible rollover distributions include lump sum amounts payable from the plan upon termination of employment, termination of the plan, disability or retirement. Eligible rollover distributions do not include: (i) required minimum distributions as described in section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax will apply to direct rollovers from “non-Roth” accounts in 401(k) retirement plans to Contracts issued as Roth IRAs. Please read “Conversion or Rollover to a Roth IRA,” below, for more information. Under current rules, direct rollovers from “Roth” accounts in a 401(k) retirement plan to Contracts issued as Roth IRAs generally are not subject to federal income tax.

Distributions from a Roth IRA

Unlike a traditional IRA, distributions from Roth IRAs need not commence when the Owner turns age 70 1/2. Distributions must, however, begin after the Owner’s death. Distributions after the Owner’s death must comply with the minimum distribution requirements described above for traditional IRAs. Different rules governing the timing and the manner of payments apply, depending on whether the designated beneficiary is an individual and, if so, the Owner’s spouse, or an individual other than the Owner’s spouse.

If you wish to impose restrictions on the timing and the manner of payment of death proceeds to your designated beneficiary or if your Beneficiary wishes to extend payment of the Contract death proceeds over a period of time, please consult your own qualified tax advisor. Under our current administrative rules, we do not permit a Beneficiary of a Contract intended for use as a Roth IRA to purchase a new optional benefit Rider if the Beneficiary elects to maintain it as a Roth IRA.

Qualified distributions from a Roth IRA are excluded from income. A qualified distribution for these purposes is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

•	made after the Owner turns age 59 1/2;

•	made after the Owner’s death;

•	attributable to the Owner being disabled; or

•	a qualified first-time homebuyer distribution within the meaning of section 72(t)(2)(F) of the Code.

A rollover from a Contract issued as a Roth IRA to another Roth IRA is not subject to income tax.

Penalty Tax on Premature Distributions from a Roth IRA

Taxable distributions before age 59 1/2 may also be subject to a 10% penalty tax. This early distribution penalty may also apply to amounts converted to a Roth IRA that are subsequently distributed within a 5 taxable year period beginning in the year of conversion. Please read “Penalty Tax on Premature Distributions from a Traditional IRA,” above, for more information.

The state tax treatment of a Roth IRA may differ from the federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.

Conversion or Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA. You also can initiate a direct rollover distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA Contract. The Roth IRA annual contribution limit does not apply to conversion or rollover amounts, but you must satisfy our requirements for Additional Purchase Payments. See “V. Description of the Contract – Purchase Payments” for additional information.

You must pay tax on any portion of a conversion or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. If you convert a Contract issued as a traditional IRA to a Roth IRA, the amount deemed to be the conversion amount for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If you convert a Contract issued as a traditional IRA to a Roth IRA, you may instruct us not to withhold any of the conversion amount for taxes and remittance to the IRS. If you do instruct us to withhold for taxes when converting a Contract issued as a traditional IRA to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal and a reduction in the benefit value of any elected optional guarantee Rider, in a proportion determined by the Rider. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for more information about the impact of withdrawals.

If you direct the sponsor or administrator to transfer a rollover amount from your “non-Roth” Qualified Plan to a Roth IRA Contract, there is no mandatory tax withholding that applies to the rollover amount. A direct rollover to a Roth IRA is not subject to mandatory tax withholding, even though the distribution is includible in gross income.

Current tax law no longer imposes a restriction based on adjusted gross income on a taxpayer’s ability to convert a traditional IRA or other qualified retirement accounts to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now convert such assets to a Roth IRA. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted. Given the taxation of Roth IRA conversions and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such conversion or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

You are not subject to federal income tax on a direct rollover of distributions from a Roth account in another Qualified Plan permitted to be rolled over into a Contract issued as a Roth IRA, or from a Contract issued as a Roth IRA to another Roth IRA.

Other Qualified Plans

You may have purchased a Qualified Contract for use in connection with certain retirement plans that receive favorable treatment under the Code, but are not traditional IRAs or Roth IRAs. The other types of retirement plans (“Other Qualified Plans) include:

Other Qualified Plan Type
SIMPLE IRA Plans	In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. The requirements for minimum distributions from a SIMPLE IRA plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA with a few exceptions.
Simplified Employee Pensions (SEP-IRAs)	Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees’ IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.
Corporate and Self-Employed Pension and Profit-Sharing Plans (H.R. 10 and Keogh)	Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals’ Tax Retirement Act of 1962, as amended, commonly referred to as “H.R. 10” or “Keogh,” permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans, however, there are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans.
Deferred Compensation Plans of State and Local Governments and Tax-Exempt Organizations	Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency). When we make payments under a Section 457 Contract, the payment is taxed as ordinary income.

In the case of a Contract held by the trustee of a Qualified Plan, references to the Owner in the discussion below should be read to mean the employee named as the Annuitant on the Contract.

Collecting and Using Information

Through your participation in a Qualified Plan, the Company, your employer, your Plan administrator, and your Plan sponsor collect various types of confidential information you provide in your agreements, such as your name and the name of any Beneficiary, Social Security Numbers, addresses, and occupation information. The Company, your employer, the Plan administrator, and your Plan sponsor also collect confidential information relating to your Plan transactions, such as contract values, purchase payments, withdrawals, transfers, loans and investments. In order to comply with IRS regulations and other applicable law in servicing your Contract, the Company, your employer, the Plan administrator and the Plan sponsor may be required to share such confidential information among themselves, other current, former or future providers under your Qualified Plan, and among their employees. By maintaining a Contract for use in a Qualified Plan or by intending to make an additional purchase payment, transfer of ownership, transfer, you consent to such sharing of confidential information. The Company will not disclose any such confidential information to anyone, except as permitted by law or in accordance with your consent.

Contributions to Other Qualified Plans

You may make Additional Purchase Payments through rollovers or conversions only from certain types of Qualified Plans or by making annual contributions to the extent permitted under the Code and by us. See “V. Description of the Contract – Purchase Payments” for information on our Purchase Payment requirements.

We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code and the plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into Other Qualified Plans and contains rules to limit the total amount you can contribute to all of your IRAs and Other Qualified Plans. Trustees and administrators of Other Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Other Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

Distributions from Other Qualified Plans

If permitted under your plan, you may take a withdrawal in the form of a distribution:

•

from Contract intended for use with any Qualified Plan (other than a section 457 deferred compensation plan maintained by a tax-exempt organization) and make a “tax-free rollover” to a traditional IRA; or

•

from a Contract intended for use with a retirement plan qualified under sections 401(a), or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code and make a “tax-free rollover” to any such plans.

In addition, if your spouse is your designated Beneficiary and survives you, he or she is permitted to take a distribution from a Contact intended for use with your tax-qualified retirement account and make a “tax-free rollover” to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse’s plan. A Beneficiary who is not your surviving spouse may, if permitted by the plan, make a direct transfer to a traditional IRA of the amount otherwise distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in sections 401(a) or 403(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. The IRA is treated as an inherited IRA of the non-spouse Beneficiary.

You may make a “tax-free rollover” to a Roth IRA from a Contract intended for use as a Roth account in a retirement plan described in section 401(a) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code.

In lieu of taking a distribution from your plan (including a section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of a Qualified Contract from the plan.

Current Treasury Department regulations provide a simplified method to determine the taxable portion of annuity payments under Contracts issued in connection with Other Qualified Plans. Please consult with a qualified tax advisor for further information.

Required Minimum Distributions from Other Qualified Plans

Treasury Department regulations prescribe RMD rules governing the time at which distributions from Other Qualified Plans to the Owner and Beneficiary must commence and the form in which the distributions must be paid. These rules are substantially similar to the RMD rules described above for a traditional IRA, except that distributions of required minimum amounts must generally commence by the later of:

•	April 1 of the calendar year following the year the year in which the Qualified Plan participant turns 70 1/2, or

•	April 1 of the calendar year in which Qualified Plan participant (other than a 5% owner) retires from the employer that sponsored the Qualified Plan.

Penalty Tax on Premature Distributions from Other Qualified Plans

A 10% penalty tax may be imposed on the taxable amount of any payment from certain Qualified Contracts (but not section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual’s employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of a traditional IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

•	received on or after the date on which the Contract Owner reaches age 59 1/2;

•	received on or after the Owner’s death or because of the Owner’s disability (as defined in the tax law); or

•

made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and “designated beneficiary” (as defined in the tax law).

You may be subject to a retroactive application of the penalty tax, plus interest, if you begin taking a series of substantially equal periodic payments and then modify the payment pattern (other than by reason of death or disability) before the later of your turning age 59 1/2 and the passage of five years after the date of the first payment.

These exceptions, as well as certain others not described herein, generally apply to taxable distributions from Other Qualified Plans (although, in the case of plans qualified under sections 401 and 403 of the Code, the exception for substantially equal periodic payments applies only if the Owner has separated from service). If you wish to take a distribution and rely on an exception to the penalty tax, you should consult your own qualified tax advisor.

Withholding on Eligible Rollover Distributions

Eligible rollover distributions from a retirement plan that is qualified under sections 401(a), 403(a) or 403(b) of the Code, or from a governmental deferred compensation plan described in section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except: (i) minimum distributions required under section 401(a)(9) of the Code; (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a “series of substantially equal periodic payments”; and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an eligible retirement plan, including a traditional IRA, or to a Roth IRA.

If you take a distribution from a Qualified Contract, we may have to withhold a portion of your distribution and remit it to the IRS. The amount we may be required to withhold can be up to 20% of the taxable portion of your distribution. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in the guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another Qualified Plan. Similarly, if you wish to make Additional Purchase Payments to a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to maintain a Contract for use with a Qualified Plan.

Designated Roth Accounts within Other Qualified Plans

The Small Business Jobs Act of 2010 authorizes: (1) participants in 457(b) plans to contribute deferred amounts to designated Roth accounts within their 457(b) plan; and (2) participants in 401(k), 403(b) and certain other plans to roll over qualified distributions into a designated Roth account within their plans, if allowed by their plans. The Contract, however, was not designed to separately account for any Contract Value in a single Contract that is split between Roth and non-Roth accounts, even if your 401(k) Plan, 403(b) Plan or 457 Plan allows you to split your account. If your plan allows it, and you split your Contract Value into Roth and non-Roth accounts, you or your plan administrator (in the case of 401(k) Plans) will be responsible for the accounting of your Contract Value for tax purposes: calculating withholding, income tax reporting, and verifying Required Minimum Distributions made under our Life Expectancy Distribution program. We are not responsible for the calculations of any service provider that you may use to split Contract Value between Roth and non-Roth accounts. We will deny any request that would create such a split.

Rollover to a Roth IRA

Current tax law no longer imposes a restriction, based on adjusted gross income, on a taxpayer’s ability to initiate a direct rollover from a non-Roth account in a Qualified Plan to a Roth IRA. Accordingly, taxpayers with more than $100,000 of adjusted gross income may now initiate a direct rollover of a distribution from a retirement plan described in sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code to a Roth IRA. The Roth IRA annual contribution limit does not apply to rollover amounts.

You must, however, pay tax on any portion of the rollover amount that would have been taxed if you had not made a direct rollover to a Roth IRA. No similar limitations apply to rollovers to one Roth IRA from another Roth IRA or from a Roth account in a retirement plan described in section 401(a) or section 403(b) of the Code or a governmental deferred compensation plan described in section 457(b) of the Code. Please note that the amount deemed to be the “rollover amount” for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.

A 10% penalty tax for premature distributions may apply if amounts converted to a Roth IRA are distributed within the 5-taxable year period beginning in the year the conversion is made. Generally, the amount converted to a Roth IRA is included in ordinary income for the year in which the account was converted.

If you instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we will assume it is permitted under your plan and you may instruct us to not withhold any of the rollover for taxes and remittance to the IRS. A direct rollover is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you instruct us to withhold taxes in connection with a direct rollover from an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract. This could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix C: “Guaranteed Minimum Withdrawal Benefit Riders” for information about the impact of withdrawals on optional benefit Riders.

Given the taxation of direct rollovers to a Roth IRA and the potential for an early distribution penalty tax, you should consider the resources that you have available, other than your retirement plan assets, for paying any taxes that would become due the year of any such rollover or a subsequent year. You should seek independent qualified tax advice if you intend to use the Contract in connection with a Roth IRA.

Section 403(b) Plans

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the contributions from gross income for tax purposes. We did not offer this Contract for use in any retirement plan intended to qualify as a section 403(b) Qualified Plan (a “Section 403(b) Plan”).

If you are considering making a rollover transfer from a Section 403(b) Plan to a traditional IRA or a Roth IRA, you should consult with a qualified tax advisor regarding possible tax consequences. If you have a loan outstanding under the Section 403(b) Plan, the transfer may subject you to income taxation on the amount of the loan balance.

Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. If you purchased a Contract intended for use in connection with Puerto Rican “tax qualified” retirement plans, please note that the text of this Prospectus addresses U.S. federal tax law only and is inapplicable to the tax laws of Puerto Rico.

See Your Own Tax Advisor

The foregoing description of federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

VIII. General Matters

Distribution of Contracts

John Hancock Distributors, LLC (“JH Distributors”), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Variable Insurance Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.

JH Distributors’ principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210-2805. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”) and is a member of the Financial Industry Regulatory Authority (“FINRA”).

We offered the Contracts for sale through broker-dealers that had entered into selling agreements with JH Distributors and us. Broker-dealers sold the Contracts through their registered representatives who were appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of FINRA, may also have offered the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.

JH Distributors may continue to pay compensation to broker-dealers for the promotion and servicing of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors’ and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio’s distribution plan (“12b-1 fees”), the fees and charges imposed under the Contract, and other sources, including distribution plans of the underlying portfolios of a Portfolio that is a fund of funds.

The individual financial advisor who sold you a Contract typically will receive a portion of the compensation that we pay for servicing an existing Contract, or that we pay upon receipt of an Additional Purchase Payment, under the financial advisor’s own arrangement as a registered representative with his or her broker-dealer. We may also continue to pay commissions or overrides to a limited number of affiliated and/or non-affiliated broker-dealers that provided marketing support and training services to the broker-dealer firms that sold and service the Contracts.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 8.00% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see “VII. Charges and Deductions”).

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and FINRA rules and other applicable laws and regulations, we, either directly or through JH Distributors, may have entered into special compensation or reimbursement arrangements (“revenue sharing”) with selected firms. We determine which firms to support and the extent of the payments that we may continue to make. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

In consideration of these arrangements, a firm may have featured the Contract in its sales system or given us preferential access to members of its sales force. In addition, the firm may have agreed to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm’s sales force.

These arrangements were not offered to all firms, and the terms of such arrangements may have differed between firms. During 2012, we terminated these revenue sharing arrangements with broker-dealers with respect to the sale of the Contracts, although a small number of firms continue to receive revenue sharing payments in accordance with the terms of agreements entered into with those particular firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2012, in the SAI, which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

Broker-dealers may receive or may have received additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may have contributed to, as well as sponsored, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable FINRA rules and other applicable laws and regulations.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling or servicing other variable contracts. The compensation and revenue sharing arrangements may give or have previously given us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay or have previously paid a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. As a result, financial advisors who are registered representatives of such firms may have been motivated to sell the contracts of one issuer over another issuer or one product over another product.

Transaction Confirmations

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these transaction confirmations to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the delivery of the transaction confirmation, we will deem you to have ratified the transaction. We encourage you to register for electronic delivery of your transaction confirmations. Please contact the John Hancock Annuities Service Center at the applicable telephone number or Internet address shown on page ii of this Prospectus for more information on electronic transactions.

Reinsurance Arrangements

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts’ guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer’s contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, DCA Fixed Investment Option guarantees or other obligations.

Statements of Additional Information

Our Statements of Additional Information provide additional information about the Contract, including the optional benefit Riders and the Separate Accounts, including information on our history, services provided to the Separate Accounts and legal and regulatory matters. We filed the Statements of Additional Information with the SEC on the same date as this Prospectus and incorporate them herein by reference. You may obtain a copy of the current Statements of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a website (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

John Hancock Life Insurance Company (U.S.A.) Separate Account H

Statement of Additional Information

Table of Contents

General Information and History
John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

John Hancock Life Insurance Company of New York Separate Account A

Statement of Additional Information

Table of Contents

General Information and History
John Hancock Variable Insurance Portfolio Holdings Currently Posted on a Website
Accumulation Unit Value Tables
Services
Independent Registered Public Accounting Firm
Servicing Agent
Principal Underwriter
Special Compensation and Reimbursement Arrangements
State Variations Regarding Recognition of Same-Sex Couples
Legal and Regulatory Matters
Appendix A: Audited Financial Statements

Financial Statements

The Statements of Additional Information also contain the Company’s financial statements for the years ended December 31, 2012 and 2011, and its Separate Account financial statements for the year ended December 31, 2012 (the “Financial Statements”). Our Financial Statements provide information on our financial strength as of December 31, 2012, including information on our General Account assets that were available at that time to support our guarantees under the Contracts and any optional benefit Riders. The Company’s General Account consists of securities and other investments, the value of which may decline during periods of adverse market conditions.

Appendix A: Examples of Calculation of Withdrawal Charges

The following examples assume an initial Purchase Payment of $30,000 and an Additional Purchase Payment of $20,000 during the second Contract Year.

Example 1. If you surrender the Contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all purchase payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

Example 2. If you surrender the Contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000.

b)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000.

c)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the Payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $15,000 = $900.

•	The total withdrawal charge is $1,500 + $900 = $2,400.

Example 3. If you take a withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the Contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:

a)	First we will calculate the free withdrawal amount for the partial, which equals the greater of:

•	10% of all Purchase Payments = .10 × ($30,000 + $20,000) = $5,000, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000.

b)	Since the withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

c)	When the Contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of:

•	10% of all Purchase Payments reduced by prior withdrawals during the year = .10 × ($30,000 + $20,000) - $5,000 = $0, or

•	Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000.

d)	Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000.

e)	Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each Purchase Payment liquidated based on the length of time the payment has been in the Contract.

•	The initial Purchase Payment is in the third year, so the applicable withdrawal charge is .05 × $30,000 = $1,500.

•	The Additional Purchase Payment of $20,000 is in the second year, so the applicable withdrawal charge is .06 × $20,000 = $1,200.

•	The total withdrawal charge is $1,500 + $1,200 = $2,700.

A-1

Appendix B: Enhanced Death Benefit Rider

This Appendix provides a general description of the enhanced death benefit Rider that may have been available at the time you purchased a Venture® Opportunity B Share Contract. If you purchased an enhanced death benefit Rider, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

You should carefully review your Contract, including any attached Riders, for complete information on benefits, conditions and limitations of any enhanced death benefit Rider applicable to your Contract. You should also carefully review “VII. Federal Tax Matters” for information about optional benefit Riders.

Annual Step-Up Death Benefit

You may have elected the Annual Step-Up Death Benefit:

•	for an additional charge of 0.20% of the value of the Variable Investment Options;

•	as long as you met our issue age requirements (see below); and

•

if the Contract was not intended to be used with an IRA you inherited from someone else (sometimes referred to as a “Beneficiary IRA”), unless you are the spouse of the decedent and own the IRA in your own name.

For Contracts issued after June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 75 when we issued the Contract.

For all Contracts issued prior to June 2010 (dates may vary by state), the Annual Step-Up Death benefit was available only if you (and every joint Owner) were under age 80 when we issued the Contract.

The Annual Step-Up Death benefit was only available at Contract issue and cannot be revoked once elected.

Rider Benefit

The amount of the death benefit for the Annual Step-Up Death Benefit is the greater of:

•	the death benefit described under “Death Benefit During Accumulation Period”; or

•	the Annual Step-Up Death Benefit.

In the majority of states, for Contracts issued after June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 75 years old.

For all Contracts issued in California and Illinois and all Contracts issued prior to June 2010, the Annual Step-Up Death Benefit is the highest Anniversary Value that may be achieved before you (or any joint Owner) reach 81 years old.

Anniversary Value. For purposes of the Rider, the Anniversary Value is equal to the Contract Value on each Contract Anniversary, plus any subsequent Purchase Payments, less any amounts deducted in connection with withdrawals since the Contract Anniversary. The amount deducted in connection with withdrawals will be on a pro rata basis and will be equal to (a) multiplied by (b) where:

(a)	is equal to the Annual Step-Up Death Benefit prior to the withdrawal; and

(b)	is equal to the Withdrawal Amount divided by the Contract Value prior to the withdrawal.

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the Contract’s death benefit under your Annual Step-Up Death Benefit Rider.

Continuation of Rider upon Death of Owner. If the Beneficiary under the Contract is the Contract Owner’s surviving spouse and elects to continue the Contract, the Contract and the Annual Step-Up Death Benefit will continue with the surviving spouse as the new Contract Owner, subject to our issue age rules. For purposes of calculating the Annual Step-Up Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner’s death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with withdrawals prior to the date the first death benefit is paid will be excluded from consideration in determining the Annual Step-Up Death Benefit. In determining the Annual Step-Up Death Benefit, the Anniversary Values for all prior Contract Anniversaries are set to zero as of the date the first death benefit is paid.

Termination of the Annual Step-Up Death Benefit

The Annual Step-Up Death Benefit will terminate upon the earliest to occur of: (a) the date the Contract terminates; (b) the earlier of the Annuity Commencement Date or the Maturity Date; or (c) the date on which the Annual Step-Up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner’s spouse is the Beneficiary, and subject to our issue age rules, the spouse may elect to continue the Contract (including the Annual Step-Up Death Benefit) as the new Owner.

B-1

Annual Step-Up Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Subaccount for the Annual Step-Up Death Benefit.

Qualified Plans

If your Contract is connected with a Qualified Plan, including an IRA, you should have considered the effects that the death benefit provided under the Contract (with or without Annual Step-Up Death Benefit) may have on your plan. Please consult your own qualified tax advisor.

The Annual Step-Up Death Benefit may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will be sufficient to result in an increased death benefit.

B-2

Appendix C: Guaranteed Minimum Withdrawal Benefit Riders

This Appendix describes the following guaranteed minimum withdrawal benefit (“GMWB”) Riders that you may have elected when you purchased a Contract:

Income Plus For Life® (or “IPFL”) Series Riders:

•	Income Plus For Life® 5.10;

•	Income Plus For Life – Joint Life® 5.10;

•	Income Plus For Life® 5.09;

•	Income Plus For Life – Joint Life® 5.09;

•	Income Plus For Life® 2.08; or

•	Income Plus For Life – Joint Life® 2.08.

We use the term “Income Plus For Life® 5.10 Series Riders” in the Prospectus to refer to both Income Plus For Life® 5.10 Riders – i.e., Income Plus For Life® 5.10 and Income Plus For Life – Joint Life® 5.10. We use the term “Income Plus For Life® 5.09 Series Riders” to refer to both Income Plus For Life® 5.09 Riders – i.e., Income Plus For Life® 5.09 and Income Plus For Life – Joint Life® 5.09. We use the term “Income Plus For Life® 2.08 Series Riders” to refer to both Income Plus For Life® 2.08 Riders – i.e., Income Plus For Life® 2.08 and Income Plus For Life – Joint Life® 2.08.

If you purchased any of these GMWB Riders, you pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where they were available, we only permitted one GMWB Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.

Features of the Income Plus For Life® 5.10 Series Riders

Covered Person(s)

The Income Plus For Life® 5.10 Series Riders provide a lifetime income guarantee based on a single life (IPFL 5.10) or on the lifetime duration of two Covered Persons (IPFL – Joint Life 5.10).

Single Life Guarantee. For Riders that provide a lifetime income guarantee based on the life of a single Covered Person, the Covered Person is the oldest Owner at issue of the Rider. We may waive the Contract ownership requirement and permit you to designate a Covered Person who is an Annuitant in situations where the Owner is not the Annuitant. For example, we will permit the Annuitant to be a Covered Person if a custodial account owns a Qualified Contract for the benefit of an Annuitant.

The Covered Person must remain an Owner (or an Annuitant, subject to our underwriting rules) to receive benefits under the Rider.

Joint Life Guarantee. For Riders that provide a lifetime income guarantee based on the lifetime duration of two Covered Persons, we determine the Covered Persons at the time you elect the Rider. A spouse may need to qualify as a “spouse” under federal law to be treated as a Covered Person under the Contract. See “Civil Union and Same-Sex Marriage Partners” below.

A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchased the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person is no longer a Covered Person under the Rider. (See “V. Description of the Contract – Accumulation Period Provisions – Withdrawals” for additional information on the impact of divorce.) You may lose benefits under the Rider if a Covered Person is removed from the Rider.

Availability of Income Plus For Life® 5.10 Series Riders

You could have elected an Income Plus For Life® 5.10 Series Rider at the time you purchased your Contract, provided:

•	the Rider was available for sale in the state where the Contract was sold;

•	you limited your investment allocations of Purchase Payments and Contract Value to the Investment Options we make available with the Rider;

•	you (and any other Covered Person) complied with any age restrictions we imposed for the Rider; and

•

you did not intend the Contract to be used with an IRA you inherited from someone else (sometimes referred to as an “Inherited IRA” or “Beneficiary IRA”), unless you were the spouse of the decedent and owned the IRA in your own name.

You may have elected to purchase an IPFL 5.10 Series Rider only at the time you purchased your Contract. Once you elected a Rider and the right to cancel your Contract period expired (see “Other Contract Provisions – Initial Inspection Period” in “V. Description of the Contract”), you may not revoke this optional benefit. We offer these optional benefit Riders only where approved by state insurance regulatory agencies. We reserved the right to accept or refuse to issue a Rider at our sole discretion. Once you elected to purchase a guaranteed minimum withdrawal benefit Rider, its effective date usually is the Contract Date (unless we permitted otherwise) and is irrevocable (unless we increase the Rider fee; we charge an additional fee for each IPFL 5.10 Series Rider).

Age Restrictions. You, or both you and your spouse (who must also qualify as a Covered Person in the case of an IPFL – Joint Life 5.10 Rider) must have been under age 81 for you to have purchased a Rider.

You should have purchased a Contract with an IPFL 5.10 Series Rider only if that Rider was appropriate for your needs and financial circumstances.

Impact of Ownership Arrangements on the Availability of IPFL – Joint Life 5.10 Riders. We issued IPFL – Joint Life 5.10 Riders if the spouses were co-Annuitants and under the following ownership arrangements:

•	In general, covered spouses should have been joint Owners, or one covered spouse should have been the Owner and the other covered spouse should have been named as the sole primary Beneficiary.

•	For non-natural person ownership designations, generally the covered spouses should have been co-Beneficiaries.

•	For custodial IRAs and Qualified Plans, the surviving spouse must have been the designated primary Beneficiary of the custodial IRA or Qualified Plan account.

We may have issued the IPFL – Joint Life 5.10 Rider under certain other non-natural person ownership arrangements, provided the arrangement allowed for the continuation of the Contract at death of the Annuitant. Please note that naming a trust as the Beneficiary may trigger an accelerated payment of the death benefit and negate continuation of the Rider benefit to the surviving spouse. You are responsible for understanding the impact of ownership arrangements in your estate planning and for establishing and maintaining ownership arrangements that will allow for spousal continuation. It is the responsibility of the trustee, under a custodial IRA or another Qualified Plan, to determine whether the Beneficiary designation on file with the trustee will allow for continuation of the Rider benefit.

Changes to the Owner, Annuitant or Beneficiary after the Rider is issued may reduce, limit or terminate benefits available under the Rider.

Civil Union and Same-Sex Marriage Partners. The Riders generally are designed to comply with current federal tax provisions related to status as a “spouse” under the federal Defense of Marriage Act (“DOMA”). The DOMA definition does not recognize civil unions or same-sex marriages that may otherwise be allowed under state law. In certain states, however, we allow civil union and same-sex marriage partners to purchase the Contract with a guaranteed minimum withdrawal benefit Rider and receive the same Rider benefits as a “spouse” who falls within the DOMA definition. The SAI contains a table identifying these states. In these states, there may be adverse federal tax consequences with distributions and other transactions upon the death of the first civil union or same-sex marriage partner. If you have any questions in this regard, please consult with your own qualified tax advisor.

Rider Fees

We charge an additional fee on each Contract Anniversary for an IPFL 5.10 Series Rider, and reserve the right to increase the fee on the effective date of each Step-Up under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of your Investment Accounts in each Investment Option bears to the Contract Value. We deduct a pro rata share of this annual fee from the Contract Value:

•	on the date we determine the death benefit;

•	after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or

•	at full surrender of the Contract.

We do not deduct additional Rider fees during the Settlement Phase or after the Annuity Commencement Date once an Annuity Option begins.

Fee for Income Plus For Life® 5.10 Series Riders. The current fee is equal to 1.00% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the IPFL 5.10 or IPFL – Joint Life 5.10 fee on the effective date of each Step-Up. In such a situation, neither fee will ever exceed 1.20%.

If we decide to increase the rate of a Rider fee at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-Up. If you decline a scheduled Step-Up, we will not increase the Rider fee at that time. You will have the option to elect to a Step-Up within 30 days of subsequent Step-Up Dates. If you decide to step-up a guaranteed amount at that time, we will thereafter resume automatic Step-Ups on each succeeding Step-Up Date.

Restrictions on Additional Purchase Payments

If you purchased an Income Plus For Life® 5.10 Series Rider, we restrict your ability to make Additional Purchase Payments to the Contract without our prior approval.

Restrictions on Additional Purchase Payments for Nonqualified Contracts. If we issued your Contract not in connection with an IRA or other Qualified Plan, we will not accept, without our prior approval:

•	(Contracts issued in states other than OR and NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date; or

•

(Contracts issued in OR or NJ) any Additional Purchase Payment after the first Contract Anniversary following the Rider Date if your total Additional Purchase Payments after the first Contract Anniversary exceed $100,000.

Restrictions on Additional Purchase Payments for Qualified Contracts. If we issued your Contract in connection with a Qualified Plan, including an IRA, we will not accept, without our prior approval:

•

(Contracts issued in states other than OR and NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64);

•

(Contracts issued in OR or NJ) Additional Purchase Payments on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you became Age 64), if your total payments after the first Contract Anniversary exceed $100,000; but

•	(all Contracts) we will not accept any Purchase Payment after the oldest Covered Person becomes age 81.

Additional Purchase Payments for both Nonqualified Contracts and Qualified Contracts are also subject to the following:

•

You may not make an Additional Purchase Payment, without our approval, if your Contract Value exceeds $1 million at the time of payment or if the Additional Purchase Payment would cause your Contract Value to exceed $1 million.

•	You may not make an Additional Purchase Payment during a Rider’s Settlement Phase (see “Settlement Phase” below).

Other limitations on Additional Purchase Payments may vary by state.

If we issued your Contract in connection with an IRA, any Additional Purchase Payments that we may approve for the year that you become 70 1/2 and for any subsequent year must qualify as a “rollover contribution.” We are not responsible for determining if the payment is a “rollover contribution” and you should consult with a qualified tax advisor for additional information.

General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with Qualified Plans, including IRAs.

Approval of Additional Purchase Payments through Automatic Withdrawals from Bank Accounts and Payroll Deduction Plans. We will continue to accept Additional Purchase Payments under the terms of your Contract and Income Plus For Life® 5.10 Series Rider when made in connection with an automatic withdrawal program from your bank account, brokerage account or other account you hold at a similar financial institution (“Financial Account Plan”) or in connection with a payroll deduction plan (“Payroll Plan”) if:

•	the Financial Account Plan or Payroll Plan was in effect prior to May 4, 2012;

•	no automatic withdrawal program from your Contract is in effect; and

•	your Rider is not in the Settlement Phase.

Additional Purchase Payments will be subject to our prior approval, however, if any of the following apply:

•	you make the payment under a Bank Plan and it exceeds the amount authorized on May 4, 2012 to be withdrawn periodically from your bank account and paid to us as an Additional Purchase Payment; or

•	your Contract Value exceeds $1 million at the time of payment, under either a Bank Plan or Payroll Plan; or

•	your Contract Value is less than $1 million and the Additional Purchase Payment under either a Bank Plan or Payroll Plan would cause your Contract Value to exceed $1 million; or

•

(Qualified Contracts) you make the payment after the later of the first Contract Anniversary following the Rider Date or the Age 65 Contract Anniversary and your total payments after the first Contract Anniversary exceed $100,000.

For Qualified Contracts, we will not accept an Additional Purchase Payment under a Bank Plan or Payroll Plan after the oldest Covered Person becomes age 81.

Approval of Additional Purchase Payment to Prevent Cancellation of Contracts. If (where permitted by state law) we intend to cancel a Contract at the end of any two consecutive Contract Years (three for Contracts issued in New York) in which no Purchase Payments have been made, we will mail notice to you at your last known address to allow you to make the necessary Additional Purchase Payment to keep your Contract in force.

Approval of Other Additional Purchase Payments. There may be circumstances other than as described above where we may approve Additional Purchase Payments for Contracts with Income Plus For Life 5.10 Series Riders. We may modify, suspend, waive or terminate our restrictions on Additional Purchase Payments at any time. For further information, contact your financial advisor or our Annuities Service Center.

Impact of Additional Purchase Payment Restrictions on Increases in Guaranteed Amounts. The restrictions on Additional Purchase Payments described above may prevent you from increasing the amount of any Credits or Step-Ups we would otherwise have applied to the Benefit Base based on Additional Purchase Payments, and may prevent you from increasing the amounts we guarantee under an Income Plus For Life 5.10 Series Rider as a result of Additional Purchase Payments.

Lifetime Income Amount

The Rider provides our guarantee that a Lifetime Income Amount will be available for withdrawal each Contract Year, beginning on a Lifetime Income Date as long as:

•	(for Income Plus For Life® 5.10) the Covered Person remains alive and is designated as an Owner (or an Annuitant, subject to our underwriting rules) under the Contract; or

•	(for Income Plus For Life – Joint Life® 5.10) either Covered Person remains alive and is designated as an Owner, Beneficiary or Annuitant under the Contract.

The Rider terminates upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.

We determine the initial Lifetime Income Amount by multiplying:

•	the Benefit Rate for the Rider on the Lifetime Income Date; by

•	the Benefit Base for the Rider on the Lifetime Income Date.

EXAMPLE (IPFL 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 5%, the Lifetime Income Amount is $5,000 (5% × $100,000).

EXAMPLE (IPFL – Joint Life 5.10): Assume that the Benefit Base on the Lifetime Income Date is $100,000. If the Benefit Rate is 4.75%, the Lifetime Income Amount is $4,750 = 4.75% × $100,000.

We reset the Lifetime Income Amount if you take Excess Withdrawals. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Lifetime Income Amount to reflect Additional Purchase Payments, Credits and Step-Ups that we may apply to an IPFL 5.10 Series Rider’s Benefit Base, and/or increases in your Benefit Rate, if any. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date is the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) will turn age 65 or older during the first Contract Year.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 65. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Benefit Base

The maximum Benefit Base at any time is $5 million. The initial Benefit Base is equal to your initial Purchase Payment (up to $5 million).

We reset the Benefit Base if you take withdrawals prior to the Lifetime Income Date or if you take Excess Withdrawals. We reset the Benefit Base to reflect these withdrawals either on a dollar-for-dollar basis, or to equal the Contract Value, depending on the nature of the withdrawal. During periods of declining investment performance, Excess Withdrawals could result in substantial reductions to your Benefit Base or could cause you to lose your guaranteed minimum withdrawal benefit. Please see “Withdrawals, Distributions and Settlements” in this section, below, for more information.

We increase the Benefit Base to reflect Additional Purchase Payments, Credits and Step-Ups. Please see “Increases in Guaranteed Amounts” in this section, below, for more information.

Benefit Rate

We use the following Benefit Rates to determine the Lifetime Income Amount:

•	Income Plus For Life® 5.10 – 5%

•

Income Plus For Life – Joint Life® 5.10 – 4.75%. Because we provide our guarantee over the lifetimes of two Covered Persons under the IPFL – Joint Life 5.10 Rider, we use a lower Benefit Rate than we do under the IPFL 5.10 Rider.

The Benefit Rate(s) in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Availability of Investment Options Under Income Plus For Life® 5.10 Series Riders

If you purchased one of our Income Plus For Life® 5.10 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 5.10 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust (restricted May 4, 2013)

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectuses for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read each Portfolio’s prospectus carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The currently available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 5.10 (currently available version, effective May 3, 2010)	20% 9% 17% 3% 6% 13% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B
Core Plus Balanced Toward Growth 5.10 (currently available version, effective May 3, 2010)	26% 9% 14% 9% 6% 7% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth American International Investment Quality Bond Mid Cap Stock Mutual Shares Total Bond Market Trust B

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in the corresponding Investment Option.

Increases in Guaranteed Amounts

Additional Purchase Payments. Our restrictions on Additional Purchase Payments may prevent you from increasing the amounts we guarantee under a GMWB Rider.

Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment that we accept (see “Restrictions on Additional Purchase Payments,” above), up to a maximum Benefit Base of $5 million.

On and after the earliest available Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, up to a maximum Benefit Base of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus the excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits) over any Withdrawal Amount (reduced by any subsequent Purchase Payment) since the later of:

•	the Lifetime Income Date or

•	the latest of:

¡	the date of a Purchase Payment that we applied to the Benefit Base,

¡	the date of a reduction in the Benefit Base, or

¡	the effective date of a Step-Up.

EXAMPLE: Assume you took a withdrawal equal to the Lifetime Income Amount of $5,000 after the Lifetime Income Date, your current Benefit Base is $100,000, and you make an Additional Purchase Payment of $15,000. Your Benefit Base increases by $10,000, the excess of the Additional Purchase Payment over the prior withdrawal ($15,000 - $5,000). Your new Benefit Base equals $110,000. Assume that the following year you take an Excess Withdrawal of $10,000 that reduces your Benefit Base to $100,000. If you then make an Additional Purchase Payment of $10,000, the entire $10,000 is added to your current Benefit Base, since the Benefit Base was reduced by the previous withdrawal. The new Benefit Base is $110,000 ($100,000 + $10,000).

Credits. We offered the Rider with the following Credit features:

•	Annual Credit Rate – 5.00%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•

Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the 10th Contract Anniversary after the effective date of the Income Plus For Life® 5.10 Rider.

The Credit Rate and Credit Periods in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

Annual Credits. (We may refer to the Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period if you did not take any withdrawals during the previous Contract Year. If you take a withdrawal during a Contract Year, you will not be eligible for a Credit at the end of that Contract Year and Annual Credits for future Contract Years may be reduced, or eliminated, if the withdrawal results in a reduction of the Benefit Base.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchase a Contract with an IPFL 5.10 Rider when you, the Covered Person, are 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,250 (5% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,500 (5% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,988 (5% × $99,750).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 65, you take no withdrawals during the first and second Contract Year and the applicable Annual Credit rate is 5%. Also assume that you purchase the Contract and Rider for $100,000, make no Additional Purchase Payments, and there is no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $105,000 ($100,000 + 5% × $100,000). The Lifetime Income Amount increases to $4,988 (4.75% × $105,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $110,000 ($105,000 + 5% × $100,000). The Lifetime Income Amount increases to $5,225 (4.75% × $110,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $90,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (5% × ($90,000 + $5,000) = $4,750). The Benefit Base increases to $99,750 ($90,000 + $5,000 + $4,750) and the Lifetime Income Amount increases to $4,738 (4.75% × $99,750).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount Adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the IPFL 5.10 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

On the date of this Prospectus, the Target Amount is 150% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit Rate in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

The Ten Year Credit does not provide any value to you in addition to the cumulative amount of the Annual Credits. You should only have purchased the Rider based on the value of the other features it provides.

Step-Ups. Step-Ups may increase one or more of our guarantees if your Contract has favorable investment performance. We offered the Income Plus For Life® 5.10 Series Riders with Step-Up Dates on the first Contract Anniversary after you purchased the Rider and every Contract Anniversary thereafter up to, and including, the Age 95 Contract Anniversary.

The Step-Up Dates in effect when we issued the Rider remain in effect for as long as the Rider remains in effect.

If the Contract Value on any Step-Up Date is greater than the Benefit Base (including any Credit) on that date, we automatically step up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also increase the Lifetime Income Amount (after the Lifetime Income Date) and the dollar amount of the Rider fee (see “Rider Fees” earlier in this section). The new Lifetime Income Amount equals the Benefit Base value after the Step-Up multiplied by the Benefit Rate then in effect for your Rider, and the Rider fee is based on the increased Benefit Base.

We reserve the right to increase the rate of the fee for the IPFL 5.10 Series Riders, up to a maximum rate of 1.20%, on any Step-Up Date. If we decide to increase the rate at the time of a Step-Up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-Up. If you decline the Step-Up, the fee rate will not be increased.

Step-Ups may occur only while an IPFL 5.10 Series Rider is in effect.

If you decline an automatic Step-Up, you have the option to elect to step up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-Up Dates. If you decide to step up the Benefit Base, we will thereafter resume automatic Step-Ups.

EXAMPLE: Assume that you purchased a Contract with an IPFL 5.10 Rider when you, the Covered Person, were 65, you take no withdrawals during the first three Contract Years and the applicable Annual Credit rate is 5%. Also assume that you purchased the Contract and Rider for $100,000, make no Additional Purchase Payments, and that the Contract Value on the third Contract Anniversary is $125,000. The Benefit Base on the third Contract Anniversary including the Annual Credits for the first three Contract Years is $115,000. Since the Contract Value of $125,000 is greater than the current Benefit Base including the Credit, the Benefit Base increases to $125,000 and the Lifetime Income Amount increases to $6,250 (5% × $125,000). If no withdrawals are taken in the fourth Contract Year, the Annual Credit on the fourth Contract Anniversary equals $6,250 (5% × $125,000).

Withdrawals, Distributions and Settlements

Overview. The Income Plus For Life® 5.10 Series Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Riders permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person (or younger Covered Person in the case of a joint-life Rider) when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:

•	by one or more Credits if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;

•	as a result of a Step-Up of the guarantee (see preceding section) to reflect your then-current Contract Value on certain Contract Anniversary dates; or

•	if you make an Additional Purchase Payment that we accept under a Financial Account Plan or Payroll Plan (up to specified limits and if not otherwise restricted).

Although the Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract’s Accumulation Period.

Excess Withdrawals. For the IPFL 5.10 Series Riders, an Excess Withdrawal is:

•

a Withdrawal Amount you take before the Lifetime Income Date that, together with all other Withdrawal Amounts previously taken during the Contract Year, exceeds the Benefit Rate (see “Benefit Rate” above) multiplied by the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; or

•	a Withdrawal Amount you take on or after the Lifetime Income Date that, together with all other Withdrawal Amounts during a Contract Year, exceeds the Lifetime Income Amount for that Contract Year.

If you experience unfavorable investment performance, an Excess Withdrawal could result in substantial reductions to your Contract Value and Benefit Base. Your future Lifetime Income Amount could be significantly reduced, and if both your Contract Value and Benefit Base decline to zero before the Lifetime Income Date, you will lose your guaranteed minimum withdrawal benefit.

After the Lifetime Income Date, we do not consider withdrawals under our Life Expectancy Distribution program to result in an Excess Withdrawal unless you take additional withdrawals outside of that program.

Withdrawals before the Lifetime Income Date. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will reset the Benefit Base to equal the lesser of:

•	the Contract Value immediately after the withdrawal; or

•	the Benefit Base minus the Withdrawal Amount.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider when you were age 55. Also assume that when you are age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 5% × $110,000 = $5,500. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

EXAMPLE (Income Plus For Life – Joint Life®5.10): Assume that you purchased a Contract with an IPFL – Joint Life 5.10 Rider when the younger Covered Person is age 55. Also assume that when the younger Covered Person is age 57, the Contract Value is $90,000 and the Benefit Base is $110,000. The Benefit Rate multiplied by the Benefit Base is 4.75% × $110,000 = $5,225. If you withdraw $10,000, the withdrawal would be an Excess Withdrawal and you would reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base after the withdrawal ($110,000 - $10,000).

Note: withdrawals may be taxable and if made prior to age 59  1/2 may be subject to a 10% penalty tax (see “VII. Federal Tax Matters”).

Withdrawals after the Lifetime Income Date. After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will reset the Benefit Base and the Lifetime Income Amount.

Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is entirely or partially an Excess Withdrawal. If so, we reset the Benefit Base to equal the lesser of:

•	the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or

•	the Contract Value immediately after the Excess Withdrawal.

Each time we reset the Benefit Base, we also reset the Lifetime Income Amount. We do this by multiplying the reduced Benefit Base by the Benefit Rate in effect for your Rider. We also reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.

EXAMPLE (Income Plus For Life® 5.10): Assume that you purchased a Contract with an IPFL 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,500 and the Benefit Rate is 5%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $4,000 = 5% × $80,000.

If your Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,500, followed by a withdrawal of $4,500 the next day, the $5,500 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,500 reduces the Benefit Base to $105,500 ($110,000 – $4,500).

EXAMPLE (Income Plus For Life – Joint Life® 5.10): Assume that you purchase a Contract with an IPFL – Joint Life 5.10 Rider. Also assume that when you are age 67, the Contract Value is $90,000, the Benefit Base is $110,000, the Lifetime Income Amount is $5,225 and the Benefit Rate is 4.75%. If you withdraw $10,000, the withdrawal is an Excess Withdrawal and you reset your Benefit Base to $80,000, the lesser of the Contract Value after the withdrawal ($90,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). The new Lifetime Income Amount is $3,800 = 4.75% × $80,000.

If the Contract Value in this example is $120,000, the Benefit Base after the $10,000 withdrawal is $100,000, the lesser of the Contract Value after the withdrawal ($120,000 - $10,000) or the Benefit Base minus the amount of the withdrawal ($110,000 - $10,000). However, if you take a withdrawal of $5,225, followed by a withdrawal of $4,775 the next day, the $5,225 withdrawal does not reduce the Benefit Base since it is equal to the Lifetime Income Amount. The $4,775 reduces the Benefit Base to $105,225 ($110,000 - $4,775).

We do not reset the Benefit Base and/or the Lifetime Income Amount on or after the Lifetime Income Date:

•	if the withdrawals are taken under our Life Expectancy Distribution program, or

•	if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount.

The IPFL 5.10 Series Riders enter the Settlement Phase in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Rider, and the Rider will not enter the Settlement Phase, if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. See “Settlement Phase” in this section, below. The IPFL 5.10 benefit terminates if both the Contract Value and Benefit Base immediately after a withdrawal are equal to zero.

We may reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals.

We reduce your Contract Value and your death benefit each time you take a withdrawal (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” in this section, below).

Excess Withdrawals, with limited exceptions, lower the Lifetime Income Amount guaranteed for future withdrawals. If you have experienced unfavorable investment performance (and therefore your Contract Value is less than your Benefit Base) the reduction could be significantly more than the amount of the Excess Withdrawal and could cause you to lose your guaranteed minimum withdrawal benefit.

Pre-Authorized Withdrawals – The Income Made Easy Program. If you purchased a Contract with an IPFL 5.10 Series Rider, you can pre-authorize periodic withdrawals to receive amounts guaranteed under the Rider. Depending on the Rider you purchased, the Income Made Easy Program provides income payments for the lifetime of the Covered Person. The full allowable amount is based on the Lifetime Income Amount. You can start taking withdrawals under the Income Made Easy Program no sooner than the earliest available Lifetime Income Date for your Rider.

The Income Made Easy Program allows you to select: (A) the annual guaranteed amount (“full allowable amount”) under your Rider, which automatically increases to reflect an increase in the annual guaranteed amount under the Rider resulting from a Step-Up or an Additional Purchase Payment (where permitted – see “V. Description of the Contract – Accumulation Period Provisions – Purchase Payments”); (B) the full allowable amount and any increases in Contract Value above that amount at the end of a Contract Year resulting from investment gains in your Contract at the end of that Contract Year (this option reduces your ability to obtain Step-Ups after you enroll in the program); (C) the full allowable amount plus any amount under our Life Expectancy Distribution program that exceeds the full allowable amount; (D) the annual amount under our Life Expectancy Distribution program (in lieu of the full allowable amount); or (E) a specified dollar amount that is less than the full allowable amount. We may make additional options available in the future or upon request.

Your participation in the Income Made Easy Program will be suspended (i.e., we will not process any further withdrawals under the program until you re-enroll) if:

•	you select option A, B or C above; and

•	you take an additional withdrawal outside the Income Made Easy Program in any Contract Year in which the program is in effect.

Income Made Easy Program withdrawals, like other withdrawals:

•	may be subject to income tax (including withholding for taxes) and, if your Rider calculates an annual guaranteed amount before you turn age 59 1/2, a 10% penalty tax;

•	reduce the death benefit and other optional benefits;

•	cancel your eligibility to earn a Credit under the provisions of your guaranteed minimum withdrawal benefit Rider during any Contract Year in which you receive a payment under the program; and

•	may reduce your ability to obtain Step-Ups.

If you are interested in the Income Made Easy Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. We will, however, suspend your participation in the Systematic Withdrawal Program (see “Special Withdrawal Services – The Systematic Withdrawal Program” in “V. Description of the Contract”) if you enroll in the Income Made Easy Program.

Pre-Authorized Withdrawals – Life Expectancy Distribution Program. If you purchased a Contract with an Income Plus For Life® 5.10 Series Rider, you may request of us in writing, in a form acceptable to us and received at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your “life expectancy” (or, if applicable, the joint life expectancies of you and your spouse). The Life Expectancy Distribution program may provide one or more of the following:

•	Pre-59 1/2 Distributions – these are payments made at the request of the Owner that are intended to comply with Code section 72(q)(2)(D) or section 72(t)(2)(A)(iv); or

•	Nonqualified Death Benefit Stretch Distributions – these are payments made to the Beneficiary that are intended to comply with and may not deviate from Code section 72(s)(2); or

•

Required Minimum Distributions and Qualified Death Benefit Stretch Distributions – these are payments we calculate to comply with Code section 401(a)(9), section 403(b)(10), section 408(a)(6), section 408(b)(3), or section 408A(c)(5). For further information on such distributions, please see “VII. Federal Tax Matters – Required Minimum Distributions.”

Each withdrawal under our Life Expectancy Distribution program reduces your Contract Value. If you take the withdrawal before the Lifetime Income Date, we may reduce future amounts guaranteed under the Rider. If you take a withdrawal under our Life Expectancy Distribution program on or after the Lifetime Income Date, however, we do not reset annual withdrawal amounts under your Rider. Please refer to the applicable “Features” section for more details regarding the effect that withdrawals made after the Lifetime Income Date have on your Rider’s guarantees. The Life Expectancy Distribution program ends when certain amounts described in the Rider are depleted to zero. We may make further distributions as part of the Settlement Phase for the Rider you purchased.

If you are interested in the Life Expectancy Distribution program, you may obtain further information concerning the program and its restrictions from your financial advisor or our Annuities Service Center. There is no charge for participation in this program. To take withdrawals under the Life Expectancy Distribution program, you must participate in the Income Made Easy Program (see the preceding section).

Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract’s share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Department regulations.

We base our Life Expectancy Distribution calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Nonqualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with a qualified tax advisor.

Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount. If you purchased an Income Plus For Life® 5.10 Series Rider, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:

•	you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,

•

you purchased the IPFL 5.10 Rider before the Covered Person (younger Covered Person for IPFL – Joint Life 5.10) turned age 65, and you limit your Withdrawal Amounts each Contract Year before the Lifetime Income Date to the Benefit Rate multiplied by the Benefit Base, and each Contract Year after that to the Lifetime Income Amount.

If you take an Excess Withdrawal, we reduce the death benefit on a pro rata basis by the entire amount of the withdrawal. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Withdrawal Amount reduces the Contract Value. That is, by an amount equal to:

•	the Guaranteed Minimum Death Benefit before the withdrawal; multiplied by

¡	the Withdrawal Amount; divided by

¡	the Contract Value before the withdrawal.

EXAMPLE: If your Lifetime Income Amount is $5,000 and you take a withdrawal of $8,000 when your Contract Value is $80,000 and your Guaranteed Minimum Death Benefit is $100,000, we reduce your Guaranteed Minimum Death Benefit by 10% ($8,000/$80,000) to $90,000 ($100,000 – 10% × $100,000). If instead you first take a withdrawal of $5,000, we reduce your Death Benefit by the Withdrawal Amount to $95,000. If your Contract Value the next day is $75,000 and you take another withdrawal of $5,000, we reduce your Guaranteed Minimum Death Benefit by 6.67% ($5,000/$75,000) to $88,667.

Automated withdrawals under our Life Expectancy Distribution program reduce your Death Benefit on a dollar for dollar basis. Otherwise, any subsequent Excess Withdrawals that you take during that Contract Year reduce the Guaranteed Minimum Death Benefit in the same manner described above.

Settlement Phase. The Settlement Phase under the Rider begins if:

•	the Contract Value reduces to zero at any time during a Contract Year; and

•	there were no Excess Withdrawals during that Contract Year; and

•	the Benefit Base is still greater than zero at the time.

There is no Settlement Phase under an Income Plus For Life® 5.10 Series Rider if you take a withdrawal that is an Excess Withdrawal and the Contract Value declines to zero during the Contract Year of the withdrawal. You will lose the ability to receive Lifetime Income Amounts if you withdraw more than the Lifetime Income Amount during a Contract Year and the Contract Value then declines to zero in that same Contract Year.

The settlement amount we pay to you under the Rider varies as follows:

•

If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as a Covered Person is living.

•

(for IPFL 5.10) If the Settlement Phase begins before the earliest available Lifetime Income Date, we will begin making annual settlement payments following the earliest available Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•

(for IPFL – Joint Life 5.10) If you purchased the Rider before the younger Covered Person turned age 65, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount equals the Lifetime Income Amount (i.e., the Benefit Base at the Lifetime Income Date multiplied by the Benefit Rate then in effect).

•	In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.

Additional Annuity Options

In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with an Income Plus For Life® 5.10 Series Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on your investment experience prior to annuitization. The Annuity Options available to you are described in detail in “V. Description of the Contract – Pay-out Period Provisions.”

Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments

If you choose to take withdrawals under one of our IPFL 5.10 Series Riders, it is not the same as receiving annuity payments upon annuitization (as described in “V. Description of the Contract – Pay-out Period Provisions”).

When you take withdrawals:

•	you have the flexibility to start and stop withdrawals;

•	you have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

•	you have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;

•	you reduce the Contract Value available for annuitization; and

•

you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

When you annuitize:

•	you will receive annuity payments that are fixed in amount (or in the number of units paid for Variable Annuity payments);

•	your annuity payments do not vary in timing once they commence (for as long as we are due to pay them to you);

•	you no longer have access to the Contract Value; and

•

your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See “VII. Federal Tax Matters” for information on tax considerations related to optional benefit Riders.

Impact of Death Benefits

Our Income Plus For Life® 5.10 Series Riders end if (a) a death benefit becomes payable during the Accumulation Period (but before the Settlement Phase under the Rider), and (b) the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. In cases where the Rider continues, we determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

We reduce the death benefit each time you take a withdrawal. If you limit withdrawals to the amount available under the terms of the Rider, the death benefit will be reduced by the Withdrawal Amount. Excess withdrawals will reduce the death benefit proportionally (see “Effect of Withdrawals on Guaranteed Minimum Death Benefit Amount” above).

Income Plus For Life® 5.10. If the Beneficiary elects not to take the death benefit as a lump sum, the following applies:

If the Deceased Owner is:	Then INCOME PLUS FOR LIFE® 5.10:

1. Not the Covered Person and the Beneficiary is the deceased Owner’s spouse

•   may continue if the Beneficiary elects to continue the Contract. We automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and assess the Rider Fee based on the recalculated Benefit Base.

• enters its Settlement Phase if a subsequent withdrawal depletes the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   continues to be eligible for any remaining Credits and Step-Ups, and a Target Amount adjustment, but we change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base (reflecting the initial death benefit or any future Step-Ups) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

2. Not the Covered Person and the Beneficiary is not the deceased Owner’s spouse	• may continue in the same manner as 1.

• enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

•   does not continue to be eligible for any Credits and Step-Ups, or a Target Amount adjustment. We permit the Beneficiary to opt out of an increase in the Benefit Base (reflecting the initial death benefit) if at the time of the increase we also increase the rate of the IPFL 5.10 fee.

3. The Covered Person and the Beneficiary is the deceased Owner’s spouse	• ends without any further benefit.

4. The Covered Person and the Beneficiary is not the deceased Owner’s spouse	• ends without any further benefit.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the IPFL 5.10 Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments.

The entire interest must be distributed within five years of the Owner’s death, except in the case where the Beneficiary is an individual. In that case, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner’s death. We continue to assess the mortality and expense risks charge during this period, even though we bear only the expense risk and not any mortality risk (see “VI. Charges and Deductions – Mortality and Expense Risks Fee”).

Income Plus For Life – Joint Life® 5.10. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under an IPFL – Joint Life 5.10 Rider ends if the deceased Owner is the last Covered Person under the Rider. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under the Rider may continue only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) a Qualified Plan is the non-spousal Beneficiary and the surviving Covered Person is a spouse of the deceased Owner. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Credits or Step-Ups).

If the Rider continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an Owner if the Owner is a non-natural person), the surviving Covered Person may elect to continue periodic distributions under the Contract in lieu of receiving the Contract’s death benefit as a lump sum under our current administrative procedures. (See “Death after Removal of a Covered Person” below if there is no surviving Covered Person.) If the Contract continues, the IPFL – Joint Life 5.10 Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the IPFL – Joint Life 5.10 Rider fee (see “Rider Fees – Fee for Income Plus For Life® 5.10 Series Riders” earlier in this section). If the death benefit is greater than the Contract Value, we will increase the Contract Value only to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups). We will treat any distribution of death benefits under a Contract as a “withdrawal” for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.

If the first Covered Person to die is not the Owner (and is not deemed to be an Owner if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the IPFL – Joint Life 5.10 Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Credits or Step-Ups.

Death of Last Covered Person. If the surviving Covered Person dies while the IPFL – Joint Life 5.10 Rider is in effect we will reduce the Lifetime Income Amount to zero and we make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider. If that happens and:

•	if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and

•	if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the “last” Covered Person and the Rider will terminate.

Death Benefits during the Settlement Phase. If death occurs during an IPFL – Joint Life 5.10 Rider’s Settlement Phase, the only death benefit we provide is the remaining settlement payments that may become due under that Rider. If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. Settlement payments will equal the Lifetime Income Amount. We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.

Termination of Rider

You may not terminate an Income Plus For Life® 5.10 Series Rider once it is in effect. However, an IPFL 5.10 Series Rider terminates automatically upon the earliest of:

•	the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

•	the date an Annuity Option begins;

•	the date the Contract Value and the Benefit Base both equal zero;

•	(for IPFL 5.10) the death of the Covered Person;

•	(for IPFL – Joint Life 5.10) the death of the last Covered Person remaining under the Rider; or

•	termination of the Contract.

Tax Considerations

Withdrawals may be taxable and may be subject to a 10% penalty tax if made prior to age 59 1/2. See “VII. Federal Tax Matters” for additional information on tax considerations related to optional benefit Riders.

Features of Income Plus For Life® 5.09 Series Riders

This section describes only those features of the Income Plus For Life® 5.09 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 5.09 Series Riders. The fee is equal to 0.90% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. The earliest Lifetime Income Date will be the date you purchased the Rider (the Rider’s “effective date”) if the Covered Person (or the youngest Covered Person for IPFL – Joint Life 5.10) is age 58  1/2 or older at the time.

Otherwise, the Lifetime Income Date in most cases is the Contract Anniversary immediately preceding the date the Covered Person (or youngest Covered Person for IPFL – Joint Life 5.10) turns age 59 1/2. The earliest available Lifetime Income Date in effect when we issued the Rider remains in effect for as long as the Rider remains in effect.

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and take a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and increases in the Benefit Rate, if any, if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth & Income 7.09 (closed version – available July 27, 2009 to May 2, 2010)	20% 9% 15% 3% 15% 6% 3% 9% 20%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B
Core Plus Balanced Toward Growth 7.09 (closed version – available July 27, 2009 to May 2, 2010)	26% 9% 9% 9% 12% 6% 3% 12% 14%	500 Index B American Growth-Income Bond American Growth High Yield American International Mid Cap Stock Mutual Shares Total Bond Market B
Core Plus Balanced Growth & Income (closed version – available May 1 to July 26, 2009)	24% 15% 3% 3% 6% 12% 9% 9% 16% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced to Growth (closed version – available May 1 to July 26, 2009)	30% 9% 3% 6% 15% 6% 6% 12% 10% 3%	500 Index B Bond American Global Growth American Growth American Growth-Income Global Investment Quality Bond Mutual Shares Total Bond Market B Value

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

Features of Income Plus For Life® 2.08 Series Riders

This section describes only those features of the Income Plus For Life® (or “IPFL”) 2.08 Series Riders that differ from Income Plus For Life® 5.10 Series Riders.

Fee for Income Plus For Life® 2.08 Series Riders. The fee is equal to 0.60% of the Adjusted Benefit Base. The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-Up applied on that prior Contract Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary.

Lifetime Income Date

The Lifetime Income Amount guarantee starts on a Lifetime Income Date. This is the date you purchased the Rider if:

•	(for IPFL 2.08) you were age 59 1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on or immediately after the date you turn age 59 1/2 .

•

(for IPFL – Joint Life 2.08) both you and your spouse were age 59  1/2 or older at the time; otherwise, the Lifetime Income Date in most cases is the Contract Anniversary on, or immediately following, the date the younger spouse would turn age 59   1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)

Benefits under the Rider may be affected if you purchased the Rider before the earliest available Lifetime Income Date and took a withdrawal before then. Please see “Withdrawals before the Lifetime Income Date” for more information.

We determine the initial Lifetime Income Amount on the Lifetime Income Date. You cannot change or defer the Lifetime Income Date under the Rider, but you may continue to be eligible for Credits and Step-Ups if you defer taking withdrawals (see “Increases in Guaranteed Amounts” in this section, below).

Increases in Guaranteed Amounts

Credits. We offered the Income Plus For Life® 2.08 Rider with the following Credit features:

•	Annual Credit Rate – 7%

•

Credit Period (for Annual Credits) – The initial Credit Period coincides with the first 10 Contract Years while the Rider is in effect. We extend the Credit Period for Annual Credits each time a Step-Up occurs to the lesser of 10 years from the Step-Up Date or the Age 95 Contract Anniversary.

•	Ten Year Credit Rate – See “Ten Year Credit” for a description of the rate we use to calculate a Ten Year Credit.

•	Ten Year Credit Period – The Credit Period for the Ten Year Credit ends on a “Target Date” that coincides with the later of:

¡	the 10th Contract Anniversary after the effective date of the IPFL 2.08 Rider; or

¡	the Contract Anniversary on or next following the date the Covered Person turns age 69.

Annual Credits. (We refer to an Annual Credit in your Rider as a “Bonus” and we may refer to Annual Credits as “Deferral Credits” in our communications.) We increase the Benefit Base on each Contract Anniversary during the Credit Period for Annual Credits if you take no withdrawals during the previous Contract Year.

EXAMPLE (Income Plus For Life® 2.08): Assume that you purchase a Contract with an IPFL 2.08 Rider when you, the Covered Person, were 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,350 (5% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,700 (5% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,618 (5% × $112,350).

EXAMPLE (Income Plus For Life – Joint Life® 2.08): Assume that you purchase a Contract with an IPFL – Joint Life 2.08 Rider when the younger Covered Person was age 61, you took no withdrawals during the first and second Contract Year and the applicable Annual Credit rate was 7%. Also assume that you purchase the Contract and Rider for $100,000, made no Additional Purchase Payments, and there was no increase in Contract Value during the first and second Contract Years.

•

At the end of the first Contract Year, we apply an Annual Credit to the Benefit Base and increase it to $107,000 ($100,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,083 (4.75% × $107,000).

•

At the end of the second Contract Year, we apply an Annual Credit to the Benefit Base and increase it again to $114,000 ($107,000 + 7% × $100,000). The Lifetime Income Amount increases to $5,415 (4.75% × $114,000).

Now assume you take an Excess Withdrawal of $10,000 during the third Contract Year that reduces the Benefit Base to $100,000, and you take no withdrawal and make an Additional Purchase Payment of $5,000 in the fourth Contract Year.

•	At the end of the third Contract Year, there is no Credit since you took a withdrawal during the year.

•

At the end of the fourth Contract Year, we apply an Annual Credit to the Benefit Base. The Credit is based on the reduced Benefit Base plus the Additional Purchase Payment (7% × ($100,000 + $5,000) = $7,350). The Benefit Base increases to $112,350 ($100,000 + $5,000 + $7,350) and the Lifetime Income Amount increases to $5,337 (4.75% × $112,350).

Ten Year Credit. (We may refer to the Ten Year Credit as a “Target Amount adjustment” in your Rider and in our communications.) If you take no withdrawals under your Contract from the effective date of the Income Plus For Life® 2.08 Rider until the end of the Ten Year Credit Period, we make a calculation at that time and, to the extent necessary, apply a Credit so that the Benefit Base equals the greater of:

•	the current Benefit Base, as increased by any Annual Credit or Step-Up for the Contract Year ending on the Target Date; or

•	the Target Amount.

The “Ten Year Credit Period” will exceed ten Contract Years if you purchased this Rider before a Covered Person turns age 59.

The Target Amount is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of $5 million.

The Ten Year Credit can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the end of the Target Date to take your first withdrawal. If you purchased this Rider and take a withdrawal prior to the Target Date, then the Ten Year Credit will not be of value to you. In that case, you should only have purchased the Rider based on the value of the other features it provides.

Restrictions on Investment Options Under Income Plus For Life® 2.08 Series Riders

If you purchased one of our Income Plus For Life® 2.08 Series Riders, you must invest 100% of your Contract Value at all times in one or more of the Investment Options we make available for these Riders. Under our current rules, you must invest either:

(a)	among the currently available individual Investment Options (see “Available Individual Investment Options” below); or

(b)	in a manner consistent with any one of the currently available Model Allocations (see “Available Model Allocations” below).

You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal. We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.

You should consult with your financial advisor to assist you in determining which available individual Investment Option or Model Allocation is best suited for your financial needs and risk tolerance.

Available Individual Investment Options. If you purchased a Contract with one of our Income Plus For Life® 2.08 Series Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:

•	American Asset Allocation Trust (restricted May 4, 2009)

•	Core Allocation Plus Trust (restricted May 4, 2009)

•	Core Fundamental Holdings Trust

•	Core Global Diversification Trust

•	Core Strategy Trust

•	Franklin Templeton Founding Allocation Trust (restricted May 4, 2009)

•	Fundamental Holdings Trust (restricted May 4, 2009)

•	Lifestyle Balanced Trust

•	Lifestyle Conservative Trust

•	Lifestyle Growth Trust

•	Lifestyle Moderate Trust

•	Money Market Trust (restricted May 4, 2013)

•	Total Bond Market Trust B

•	Ultra Short Term Bond Trust

You may allocate your Contract Value to any combination of the unrestricted Investment Options and you may also use our DCA program from the DCA Fixed Investment Option or any other Source Investment Option in connection with your selected Investment Options.

We reserve the right to restrict Investment Options in your variable Investment Account at any time. If we restrict an Investment Option, you may not be able to transfer or allocate Contract Value or Additional Purchase Payments (even if the Additional Purchase Payments are not otherwise restricted) to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.

If all or a portion of your Contract Value was allocated to one of more of the restricted individual Investment Options above on the last day it was available, you may continue to allocate Additional Purchase Payments to that restricted individual Investment Option. You will not be able to transfer amounts from another Investment Option to the restricted individual Investment Option. You will no longer be able to use that individual Investment Option if you transfer all of your Contract Value out of that individual Investment Option to any of the available individual Investment Options or to any Model Allocation.

For more information regarding these Portfolios, including information relating to their investment objectives, policies and restrictions, and the risks of investing in such Portfolios, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the prospectus for the applicable Portfolios. You can obtain a copy of the Portfolios’ prospectuses by contacting the Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolios’ prospectuses carefully before investing in a corresponding Variable Investment Option.

Available Model Allocations. You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.

None of the Model Allocations is a fund of funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your financial advisor to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.

We reserve the right to restrict the availability of Model Allocations at any time. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any other Model Allocation, or to any of the available individual Variable Investment Options other than as permitted in that Model Allocation.

The available Model Allocations are:

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Core Plus Balanced Growth and Income 5.09 (closed version – available May 4 to July 26, 2009)[1]	3% 3% 3% 3% 9% 15% 15% 9% 24% 16%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B
Core Plus Balanced Toward Growth 5.09 (closed version – available May 4 to July 26, 2009)[1]	3% 6% 6% 3% 12% 15% 9% 6% 30% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond 500 Index B Total Bond Market B

Model Allocation Name	Model Allocation Percentage	Portfolio Name
Balanced: Growth & Income 9.08 (closed version – available September 2, 2008 to May 1, 2009)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 9.08 (closed version – available September 2, 2008 to May 1, 2009)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 9.08 (closed version – available September 2, 2008 to May 1, 2009)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Value Mutual Shares American Growth-Income Bond
Balanced: Growth & Income 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 5% 5% 5% 15% 25% 25% 15%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Balanced Toward Growth 2.08 (closed version – available February 11, 2008 to August 29, 2008)[1]	5% 10% 10% 5% 20% 25% 15% 10%	American Global Growth American Growth Global Mid Value Mutual Shares American Growth-Income Bond Investment Quality Bond
Growth Focus 2.08 (closed version, available February 11, 2008 to August 29, 2008)[1]	5% 5% 15% 10% 5% 20% 30% 10%	American Global Growth Mid Cap Stock American Growth Global Mid Value Mutual Shares American Growth-Income Bond

1	If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

A Model Allocation may experience volatility in its investment performance or lose money, depending on the performance of the component Portfolios referenced above. Your investment in the Portfolios will fluctuate and when redeemed, may be worth more or less than your original investment. For more information regarding each Portfolio that we permit you to invest in through a Model Allocation, including information relating to that Portfolio’s investment objectives, policies and restrictions, and the risks of investing in that Portfolio, please see “IV. General Information about Us, the Separate Accounts and the Portfolios” as well as the Portfolio’s prospectus. You can obtain a prospectus containing more complete information on each of the Portfolios, by contacting the respective Annuities Service Center shown on page ii of this Prospectus. You should read the Portfolio’s prospectus carefully before investing in the corresponding Investment Option.

APPENDIX U: Tables of Accumulation Unit Values

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.

We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see “III. Fee Tables” for additional information on these charges).

The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

•	Venture® Opportunity B Share Contracts with no optional benefit Riders; and

•	Venture® Opportunity B Share Contracts issued with an Annual Step-Up Death Benefit Rider.

Please note that the fees for guaranteed minimum withdrawal benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture Opportunity B Share, Prior Sales

John Hancock Life Insurance Company (U.S.A.) Separate Account H

John Hancock Life Insurance Company of New York Separate Account A

Accumulation Unit Values

Venture Opportunity B Share Variable Annuity

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
500 Index Trust (merged into 500 Index Trust B eff 11-02-2012)—NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	17.472	17.422	15.403	12.500	—	—	—	—	—	—
Value at End of Year	—	17.472	17.422	15.403	—	—	—	—	—	—
No. of Units	—	418,566	234,999	81,058	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.380	17.364	15.383	12.500	—	—	—	—	—	—
Value at End of Year	—	17.380	17.364	15.383	—	—	—	—	—	—
No. of Units	—	151,524	101,192	38,507	—	—	—	—	—	—
500 Index Trust B—NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.639	—	—	—	—	—	—	—	—	—
No. of Units	688,098	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.635	—	—	—	—	—	—	—	—	—
No. of Units	239,008	—	—	—	—	—	—	—	—	—
All Cap Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.817	13.561	11.614	9.297	12.500	—	—	—	—	—
Value at End of Year	14.029	12.817	13.561	11.614	9.297	—	—	—	—	—
No. of Units	6,937	7,865	4,874	4,060	529	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.718	13.483	11.570	9.281	12.500	—	—	—	—	—
Value at End of Year	13.893	12.718	13.483	11.570	9.281	—	—	—	—	—
No. of Units	3,244	3,912	2,880	548	—	—	—	—	—	—
American Asset Allocation Trust—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.460	12.471	11.232	9.195	12.500	—	—	—	—	—
Value at End of Year	14.279	12.460	12.471	11.232	9.195	—	—	—	—	—
No. of Units	249,069	257,913	264,613	253,439	61,761	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.364	12.399	11.189	9.178	12.500	—	—	—	—	—
Value at End of Year	14.140	12.364	12.399	11.189	9.178	—	—	—	—	—
No. of Units	95,040	97,504	102,037	95,899	28,329	—	—	—	—	—
American Blue Chip Income and Growth Trust (merged into American Growth-Income Trust eff 11-02-2012)—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.549	11.818	10.668	8.462	12.500	—	—	—	—	—
Value at End of Year	—	11.549	11.818	10.668	8.462	—	—	—	—	—
No. of Units	—	526,654	387,729	243,798	36,789	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.460	11.750	10.628	8.447	12.500	—	—	—	—	—
Value at End of Year	—	11.459	11.750	10.628	8.447	—	—	—	—	—
No. of Units	—	269,082	218,976	162,616	18,688	—	—	—	—	—
American Bond Trust (merged into Bond Trust eff 10-28-2011)—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	12.365	11.135	12.500	—	—	—	—	—
Value at End of Year	—	—	12.981	12.365	11.135	—	—	—	—	—
No. of Units	—	—	486,829	278,803	34,283	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	12.319	11.115	12.500	—	—	—	—	—
Value at End of Year	—	—	12.906	12.319	11.115	—	—	—	—	—
No. of Units	—	—	280,164	195,156	18,793	—	—	—	—	—
American Global Growth Trust— Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.570	12.875	11.673	8.319	12.500	—	—	—	—	—
Value at End of Year	13.981	11.570	12.875	11.673	8.319	—	—	—	—	—
No. of Units	20,290	19,400	9,685	5,262	1,819	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.481	12.801	11.629	8.305	12.500	—	—	—	—	—
Value at End of Year	13.845	11.481	12.801	11.629	8.305	—	—	—	—	—
No. of Units	11,598	12,175	11,513	5,027	1,806	—	—	—	—	—
American Global Small Capitalization Trust (merged into American Global Growth Trust eff 04-26-2013)—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	9.843	12.353	10.221	6.428	12.500	—	—	—	—	—
Value at End of Year	11.475	9.843	12.353	10.221	6.428	—	—	—	—	—
No. of Units	86,683	92,414	69,211	71,547	15,857	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	9.767	12.282	10.182	6.417	12.500	—	—	—	—	—
Value at End of Year	11.363	9.767	12.282	10.182	6.417	—	—	—	—	—
No. of Units	57,554	63,014	48,688	48,986	7,999	—	—	—	—	—
American Growth Trust—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.310	11.978	10.229	7.442	12.500	—	—	—	—	—
Value at End of Year	13.153	11.310	11.978	10.229	7.442	—	—	—	—	—
No. of Units	319,930	320,421	230,390	145,233	25,498	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.222	11.909	10.190	7.428	12.500	—	—	—	—	—
Value at End of Year	13.025	11.222	11.909	10.190	7.428	—	—	—	—	—
No. of Units	175,195	184,294	147,871	102,284	10,363	—	—	—	—	—
American Growth-Income Trust—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.438	11.799	10.732	8.287	12.500	—	—	—	—	—
Value at End of Year	13.259	11.438	11.799	10.732	8.287	—	—	—	—	—
No. of Units	711,494	198,722	192,345	176,039	32,179	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.349	11.731	10.692	8.272	12.500	—	—	—	—	—
Value at End of Year	13.130	11.349	11.731	10.692	8.272	—	—	—	—	—
No. of Units	392,914	138,372	131,286	109,651	13,192	—	—	—	—	—
American High-Income Bond Trust (merged into High Yield Trust eff 04-26-2013)— Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.175	15.103	13.314	9.695	12.500	—	—	—	—	—
Value at End of Year	16.998	15.175	15.103	13.314	9.695	—	—	—	—	—
No. of Units	114,318	117,431	108,748	35,478	819	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.057	15.016	13.264	9.678	12.500	—	—	—	—	—
Value at End of Year	16.832	15.057	15.016	13.264	9.678	—	—	—	—	—
No. of Units	39,093	40,248	38,063	14,305	399	—	—	—	—	—
American International Trust—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	10.219	12.050	11.388	8.064	12.500	—	—	—	—	—
Value at End of Year	11.890	10.219	12.050	11.388	8.064	—	—	—	—	—
No. of Units	238,941	232,447	123,089	26,963	1,059	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	10.140	11.981	11.345	8.050	12.500	—	—	—	—	—
Value at End of Year	11.774	10.140	11.981	11.345	8.050	—	—	—	—	—
No. of Units	95,678	96,822	60,097	15,056	864	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
American New World Trust—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.351	13.381	11.510	7.801	12.500	—	—	—	—	—
Value at End of Year	13.181	11.351	13.381	11.510	7.801	—	—	—	—	—
No. of Units	12,772	13,870	11,028	7,977	1,393	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.263	13.304	11.467	7.787	12.500	—	—	—	—	—
Value at End of Year	13.053	11.263	13.304	11.467	7.787	—	—	—	—	—
No. of Units	10,351	9,773	7,608	2,928	—	—	—	—	—	—
Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.327	16.383	14.749	12.500	—	—	—	—	—	—
Value at End of Year	—	16.327	16.383	14.749	—	—	—	—	—	—
No. of Units	—	2,969	806	586	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.241	16.329	14.730	12.500	—	—	—	—	—	—
Value at End of Year	—	16.241	16.329	14.730	—	—	—	—	—	—
No. of Units	—	2,884	2,196	850	—	—	—	—	—	—
Bond Trust—Series I Shares (units first credited 10-28-2011)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.568	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.184	12.568	—	—	—	—	—	—	—	—
No. of Units	740,443	698,371	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.563	12.500	—	—	—	—	—	—	—	—
Value at End of Year	13.153	12.563	—	—	—	—	—	—	—	—
No. of Units	364,988	349,034	—	—	—	—	—	—	—	—
Core Allocation Plus Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.662	12.101	11.099	8.986	12.500	—	—	—	—	—
Value at End of Year	13.068	11.662	12.101	11.099	8.986	—	—	—	—	—
No. of Units	67,907	74,097	63,566	66,705	12,975	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.572	12.031	11.058	8.970	12.500	—	—	—	—	—
Value at End of Year	12.941	11.572	12.031	11.058	8.970	—	—	—	—	—
No. of Units	35,342	35,403	32,360	29,764	1,808	—	—	—	—	—
Core Allocation Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.683	16.136	14.734	12.500	—	—	—	—	—	—
Value at End of Year	—	15.683	16.136	14.734	—	—	—	—	—	—
No. of Units	—	26,699	17,504	6,350	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.599	16.082	14.714	12.500	—	—	—	—	—	—
Value at End of Year	—	15.599	16.082	14.714	—	—	—	—	—	—
No. of Units	—	8,304	7,666	6,141	—	—	—	—	—	—
Core Balanced Trust (merged into Lifestyle Growth Trust eff 04-27-2012)—Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	16.241	16.273	14.701	12.500	—	—	—	—	—	—
Value at End of Year	—	16.241	16.273	14.701	—	—	—	—	—	—
No. of Units	—	71,392	66,254	24,445	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	16.155	16.220	14.682	12.500	—	—	—	—	—	—
Value at End of Year	—	16.155	16.220	14.682	—	—	—	—	—	—
No. of Units	—	29,792	19,800	3,758	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Core Equity Trust (merged into Fundamental Value Trust eff 05-01-2009)—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	6.269	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	6.258	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Core Fundamental Holdings Trust—Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.613	15.670	14.429	12.500	—	—	—	—	—	—
Value at End of Year	17.124	15.613	15.670	14.429	—	—	—	—	—	—
No. of Units	60,634	53,303	33,752	6,961	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.530	15.618	14.410	12.500	—	—	—	—	—	—
Value at End of Year	16.999	15.530	15.618	14.410	—	—	—	—	—	—
No. of Units	38,932	43,234	32,517	10,066	—	—	—	—	—	—
Core Global Diversification Trust—Series III Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.217	15.960	14.882	12.500	—	—	—	—	—	—
Value at End of Year	17.016	15.217	15.960	14.882	—	—	—	—	—	—
No. of Units	23,544	25,188	19,533	3,251	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.137	15.907	14.862	12.500	—	—	—	—	—	—
Value at End of Year	16.892	15.137	15.907	14.862	—	—	—	—	—	—
No. of Units	39,847	38,645	27,738	7,777	—	—	—	—	—	—
Core Strategy Trust—Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Franklin Templeton Founding Allocation Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.908	12.242	11.212	8.644	12.500	—	—	—	—	—
Value at End of Year	13.658	11.908	12.242	11.212	8.644	—	—	—	—	—
No. of Units	87,505	84,051	85,562	76,197	19,327	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.816	12.171	11.170	8.629	12.500	—	—	—	—	—
Value at End of Year	13.525	11.816	12.171	11.170	8.629	—	—	—	—	—
No. of Units	77,039	63,414	64,198	61,561	18,799	—	—	—	—	—
Fundamental Holdings Trust (formerly American Fundamental Holdings Trust)—Series III Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.159	12.411	11.362	9.048	12.500	—	—	—	—	—
Value at End of Year	13.544	12.159	12.411	11.362	9.048	—	—	—	—	—
No. of Units	129,105	130,908	127,676	133,402	41,745	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.065	12.339	11.319	9.032	12.500	—	—	—	—	—
Value at End of Year	13.413	12.065	12.339	11.319	9.032	—	—	—	—	—
No. of Units	97,458	91,341	96,192	93,985	30,985	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Fundamental Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.219	11.818	10.591	8.146	12.500	—	—	—	—	—
Value at End of Year	12.549	11.219	11.818	10.591	8.146	—	—	—	—	—
No. of Units	13,043	11,891	6,477	3,035	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.132	11.750	10.551	8.132	12.500	—	—	—	—	—
Value at End of Year	12.426	11.132	11.750	10.551	8.132	—	—	—	—	—
No. of Units	6,199	10,870	3,604	1,460	—	—	—	—	—	—
Global Bond Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.143	14.070	12.929	11.357	12.500	—	—	—	—	—
Value at End of Year	15.989	15.143	14.070	12.929	11.357	—	—	—	—	—
No. of Units	14,429	14,583	10,189	5,204	1,329	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.026	13.989	12.881	11.337	12.500	—	—	—	—	—
Value at End of Year	15.833	15.026	13.989	12.881	11.337	—	—	—	—	—
No. of Units	5,717	5,446	6,130	4,444	61	—	—	—	—	—
Global Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	10.822	11.669	10.975	8.468	12.500	—	—	—	—	—
Value at End of Year	12.998	10.822	11.669	10.975	8.468	—	—	—	—	—
No. of Units	97,400	107,796	103,664	96,230	18,945	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	10.738	11.601	10.934	8.453	12.500	—	—	—	—	—
Value at End of Year	12.871	10.738	11.601	10.934	8.453	—	—	—	—	—
No. of Units	65,193	71,511	67,390	62,317	7,211	—	—	—	—	—
High Yield Trust—Series I Shares (units first credited 04-29-2013)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	—	—	—	—	—	—
Value at End of Year	—	—	—	—	—	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
International Core Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	9.868	11.061	8.741	—	12.500	—	—	—	—	—
Value at End of Year	11.200	9.868	11.061	—	8.741	—	—	—	—	—
No. of Units	3,799	3,758	1,314	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	9.791	10.997	8.725	—	12.500	—	—	—	—	—
Value at End of Year	11.091	9.791	10.997	—	8.725	—	—	—	—	—
No. of Units	1,637	4,208	158	—	—	—	—	—	—	—
International Small Cap Trust (merged into International Small Company Trust eff 11-16-2009)—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	8.601	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	8.589	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
International Small Company Trust—Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.272	14.848	12.266	12.500	—	—	—	—	—	—
Value at End of Year	14.430	12.272	14.848	12.266	—	—	—	—	—	—
No. of Units	2,324	2,324	2,324	2,324	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.220	14.815	12.262	12.500	—	—	—	—	—	—
Value at End of Year	14.340	12.220	14.815	12.262	—	—	—	—	—	—
No. of Units	676	958	273	273	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
International Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	9.968	11.594	10.882	8.124	12.500	—	—	—	—	—
Value at End of Year	11.740	9.968	11.594	10.882	8.124	—	—	—	—	—
No. of Units	17,977	18,456	12,514	9,174	4,200	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	9.891	11.527	10.841	8.110	12.500	—	—	—	—	—
Value at End of Year	11.625	9.891	11.527	10.841	8.110	—	—	—	—	—
No. of Units	1,378	1,593	1,361	1,359	494	—	—	—	—	—
Investment Quality Bond Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.043	14.108	13.308	11.996	12.500	—	—	—	—	—
Value at End of Year	15.966	15.043	14.108	13.308	11.996	—	—	—	—	—
No. of Units	346,815	327,524	228,884	137,858	17,211	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.927	14.027	13.258	11.975	12.500	—	—	—	—	—
Value at End of Year	15.811	14.927	14.027	13.258	11.975	—	—	—	—	—
No. of Units	172,940	165,415	138,050	98,839	9,161	—	—	—	—	—
Lifestyle Balanced Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.719	12.812	11.621	9.008	12.500	—	—	—	—	—
Value at End of Year	14.037	12.719	12.812	11.621	9.008	—	—	—	—	—
No. of Units	558,984	533,094	375,299	219,150	40,265	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.621	12.738	11.577	8.992	12.500	—	—	—	—	—
Value at End of Year	13.900	12.621	12.738	11.577	8.992	—	—	—	—	—
No. of Units	284,190	275,131	210,672	117,436	11,513	—	—	—	—	—
Lifestyle Conservative Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.992	13.607	12.639	10.525	12.500	—	—	—	—	—
Value at End of Year	14.979	13.992	13.607	12.639	10.525	—	—	—	—	—
No. of Units	255,911	211,496	120,456	55,927	6,226	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.884	13.529	12.591	10.507	12.500	—	—	—	—	—
Value at End of Year	14.834	13.884	13.529	12.591	10.507	—	—	—	—	—
No. of Units	104,711	105,313	72,088	50,419	5,633	—	—	—	—	—
Lifestyle Growth Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.086	12.449	11.165	8.490	12.500	—	—	—	—	—
Value at End of Year	13.576	12.086	12.449	11.165	8.490	—	—	—	—	—
No. of Units	828,872	647,678	373,402	200,575	55,741	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.992	12.377	11.123	8.475	12.500	—	—	—	—	—
Value at End of Year	13.444	11.992	12.377	11.123	8.475	—	—	—	—	—
No. of Units	352,678	297,521	190,844	101,990	12,485	—	—	—	—	—
Lifestyle Moderate Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.423	13.296	12.190	9.709	12.500	—	—	—	—	—
Value at End of Year	14.655	13.423	13.296	12.190	9.709	—	—	—	—	—
No. of Units	380,966	377,630	255,180	126,035	15,795	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	13.319	13.219	12.144	9.692	12.500	—	—	—	—	—
Value at End of Year	14.512	13.319	13.219	12.144	9.692	—	—	—	—	—
No. of Units	92,004	95,076	96,562	62,337	3,213	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Mid Cap Index Trust—Series I Shares (units first credited 11-16-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.595	16.171	13.010	12.500	—	—	—	—	—	—
Value at End of Year	18.075	15.595	16.171	13.010	—	—	—	—	—	—
No. of Units	290	293	296	299	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.529	12.500	—	—	—	—	—	—	—	—
Value at End of Year	—	15.529	—	—	—	—	—	—	—	—
No. of Units	—	1,477	—	—	—	—	—	—	—	—
Mid Cap Intersection Trust (merged into Mid Cap Index Trust eff 11-16-2009)—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	7.735	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	7.721	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Mid Cap Stock Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	10.919	12.188	10.037	7.745	12.500	—	—	—	—	—
Value at End of Year	13.164	10.919	12.188	10.037	7.745	—	—	—	—	—
No. of Units	118,659	119,092	64,064	21,069	2,292	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	10.834	12.118	9.999	7.731	12.500	—	—	—	—	—
Value at End of Year	13.036	10.834	12.118	9.999	7.731	—	—	—	—	—
No. of Units	45,105	46,477	29,740	12,691	1,415	—	—	—	—	—
Mid Cap Value Trust (merged into Mid Value Trust eff 05-01-2009)—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	8.138	—	—	—	—	—
No. of Units	—	—	—	—	7,238	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	8.124	—	—	—	—	—
No. of Units	—	—	—	—	1,848	—	—	—	—	—
Mid Value Trust—Series I Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	18.036	19.228	16.778	12.500	—	—	—	—	—	—
Value at End of Year	21.269	18.036	19.228	16.778	—	—	—	—	—	—
No. of Units	5,410	5,039	5,088	4,794	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	17.941	19.164	16.756	12.500	—	—	—	—	—	—
Value at End of Year	21.113	17.941	19.164	16.756	—	—	—	—	—	—
No. of Units	1,024	1,119	1,057	1,132	—	—	—	—	—	—
Money Market Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.058	12.213	12.378	12.522	12.500	—	—	—	—	—
Value at End of Year	11.896	12.058	12.213	12.378	12.522	—	—	—	—	—
No. of Units	25,479	17,291	7,575	7,798	12,490	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.965	12.142	12.332	12.500	12.500	—	—	—	—	—
Value at End of Year	11.781	11.965	12.142	12.332	12.500	—	—	—	—	—
No. of Units	20,198	18,499	7,824	564	7,143	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Mutual Shares Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	11.271	11.532	10.482	8.343	12.500	—	—	—	—	—
Value at End of Year	12.678	11.271	11.532	10.482	8.343	—	—	—	—	—
No. of Units	631,270	630,169	467,843	296,527	48,011	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	11.183	11.466	10.442	8.329	12.500	—	—	—	—	—
Value at End of Year	12.555	11.183	11.466	10.442	8.329	—	—	—	—	—
No. of Units	316,580	323,244	264,992	191,661	19,243	—	—	—	—	—
Small Cap Growth Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.127	13.190	8.248	—	12.500	—	—	—	—	—
Value at End of Year	13.933	12.127	13.190	—	8.248	—	—	—	—	—
No. of Units	1,203	1,203	726	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.033	13.114	8.234	—	12.500	—	—	—	—	—
Value at End of Year	13.797	12.033	13.114	—	8.234	—	—	—	—	—
No. of Units	859	855	760	—	—	—	—	—	—	—
Small Cap Intrinsic Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	5.747	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	—	—	—	—	12.500	—	—	—	—	—
Value at End of Year	—	—	—	—	5.737	—	—	—	—	—
No. of Units	—	—	—	—	—	—	—	—	—	—
Small Cap Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	15.318	15.366	12.351	9.731	12.500	—	—	—	—	—
Value at End of Year	17.484	15.318	15.366	12.351	9.731	—	—	—	—	—
No. of Units	2,563	2,552	2,486	1,777	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	15.200	15.277	12.304	9.713	12.500	—	—	—	—	—
Value at End of Year	17.313	15.200	15.277	12.304	9.713	—	—	—	—	—
No. of Units	1,251	1,251	1,248	93	—	—	—	—	—	—
Total Bond Market Trust A (merged into Total Bond Market Trust B eff 11-02-2012)—NAV Shares (units first credited 05-01-2009)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.294	13.517	12.945	12.500	—	—	—	—	—	—
Value at End of Year	—	14.294	13.517	12.945	—	—	—	—	—	—
No. of Units	—	368,214	217,483	60,816	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.218	13.472	12.928	12.500	—	—	—	—	—	—
Value at End of Year	—	14.218	13.472	12.928	—	—	—	—	—	—
No. of Units	—	141,505	94,321	29,537	—	—	—	—	—	—
Total Bond Market Trust B—NAV Shares (units first credited 11-02-2012)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.459	—	—	—	—	—	—	—	—	—
No. of Units	481,059	—	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.500	—	—	—	—	—	—	—	—	—
Value at End of Year	12.455	—	—	—	—	—	—	—	—	—
No. of Units	180,556	—	—	—	—	—	—	—	—	—

Venture Opportunity B Share, Prior Sales

	Year	Year	Year	Year	Year	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended	Ended
	12/31/12	12/31/11	12/31/10	12/31/09	12/31/08	12/31/07	12/31/06	12/31/05	12/31/04	12/31/03
Total Return Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	14.940	14.573	13.722	12.244	12.500	—	—	—	—	—
Value at End of Year	15.990	14.940	14.573	13.722	12.244	—	—	—	—	—
No. of Units	39,600	41,350	38,019	15,759	1,531	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	14.825	14.489	13.670	12.222	12.500	—	—	—	—	—
Value at End of Year	15.834	14.825	14.489	13.670	12.222	—	—	—	—	—
No. of Units	18,582	18,008	13,828	3,958	—	—	—	—	—	—
Ultra Short Term Bond Trust—Series I Shares (units first credited 08-23-2010)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	12.299	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.198	12.299	12.500	—	—	—	—	—	—	—
No. of Units	6,423	4,860	—	—	—	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.266	12.500	12.500	—	—	—	—	—	—	—
Value at End of Year	12.141	12.266	12.500	—	—	—	—	—	—	—
No. of Units	13,123	2,883	—	—	—	—	—	—	—	—
Value Trust—Series I Shares (units first credited 02-11-2008)
Venture Opportunity B Share Contracts with No Optional Benefits
Value at Start of Year	13.054	13.103	10.867	7.802	12.500	—	—	—	—	—
Value at End of Year	15.122	13.054	13.103	10.867	7.802	—	—	—	—	—
No. of Units	50,901	55,027	56,949	60,757	6,078	—	—	—	—	—
Venture Opportunity B Share Contracts with the Annual Step-Up Death Benefit
Value at Start of Year	12.953	13.028	10.826	7.788	12.500	—	—	—	—	—
Value at End of Year	14.975	12.953	13.028	10.826	7.788	—	—	—	—	—
No. of Units	38,024	40,377	41,287	44,045	3,901	—	—	—	—	—

To obtain a Venture® Opportunity B Share Variable Annuity Statement of Additional Information (“SAI”)

Send this request to:

For Contracts issued in a state/jurisdiction other than the State of New York:

Venture® Opportunity B Share SAI

John Hancock Annuities Service Center

P.O. Box 55444

Boston, MA 02205-5444

For Contracts issued in the State of New York:

Venture® Opportunity B Share NY SAI

John Hancock Annuities Service Center

P.O. Box 55445

Boston, MA 02205-5445

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Please send me a Venture® Opportunity B Share Variable Annuity Statement of Additional Information dated April 29, 2013, for

☐	Contracts issued in a state/jurisdiction other than the State of New York (Separate Account H).

☐	Contracts issued in the State of New York (Separate Account A).

Please check one box. If no box is checked, we will mail the Statement of Additional Information applicable to Contracts with the address of record written below. If no Contracts are listed with the address of record written below, we may be unable to fulfill the request.

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